UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Intra-Cellular Therapies, Inc.
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430 East 29th Street
New York, New York 10016
April 29, 2024
To Our Stockholders:
You are cordially invited to attend the 2024 annual meeting of stockholders of Intra-Cellular Therapies, Inc. to be held in a virtual format at 11:00 a.m. Eastern Time on Friday, June 14, 2024.
Details regarding the meeting, the business to be conducted at the meeting, and information about Intra-Cellular Therapies, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.
At the annual meeting, one person will be elected to our board of directors. In addition, we will ask stockholders to approve an amendment and restatement of the Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan, to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, and to approve the compensation of our named executive officers, as disclosed in this proxy statement. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about May 1, 2024, we intend to send to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders. The Internet Availability Notice also provides instructions on how to vote online or by telephone and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of Intra-Cellular Therapies, Inc.
Sincerely,
Sharon Mates, Ph.D.
Chairman and Chief Executive Officer

430 East 29th Street
New York, New York 10016
April 29, 2024
NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TIME:	11:00 a.m. Eastern Time

DATE:	Friday, June 14, 2024

PLACE:	Virtually at https://meetnow.global/MLNFN5Z

PURPOSES:
1.To elect one director to serve a three-year term expiring in 2027;
2.To approve an amendment and restatement of the Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan (the "2018 Plan") to, among other things, increase the number of shares of our common stock authorized for issuance under the 2018 Plan by 5,000,000 shares;
3.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and
5.To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.
WHO MAY VOTE:
You may vote if you were the record owner of Intra-Cellular Therapies, Inc. common stock at the close of business on April 25, 2024. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 430 East 29th Street, New York, New York 10016.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS
John P. Condon
Senior Vice President, General Counsel and Secretary

i

INTRA-CELLULAR THERAPIES, INC.
430 East 29th Street
New York, NY 10016
PROXY STATEMENT FOR INTRA-CELLULAR THERAPIES, INC.
2024 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2024
This proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, contains information about the 2024 annual meeting of stockholders of Intra-Cellular Therapies, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m. Eastern Time on Friday, June 14, 2024, virtually at https://meetnow.global/MLNFN5Z.
In this proxy statement, we refer to Intra-Cellular Therapies, Inc. as “ITI,” “the Company,” “we” and “us.” This proxy statement relates to the solicitation of proxies by our board of directors for use at the annual meeting.
On or about May 1, 2024, we intend to begin sending to our stockholders the Important Notice Regarding the Availability of Proxy Materials, or Internet Availability Notice, containing instructions on how to access our proxy statement for our 2024 annual meeting of stockholders and our 2023 annual report to stockholders.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 14, 2024
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available for viewing, printing and downloading at www.envisionreports.com/ITCI if you are a holder of record (or www.edocumentview.com/ITCI if you hold your shares in street name). To view these materials please have your 15-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2023 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “Financials & Filings” section of the “Investors” section of our website at www.intracellulartherapies.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Intra-Cellular Therapies, Inc., Attn: Investor Relations, 430 East 29th Street, New York, NY 10016. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PROXY SUMMARY
This summary highlights information described in more detail elsewhere in this proxy statement and is provided for your convenience only. It does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting or authorizing your proxy to vote for you.
Meeting Information

Time and Date:	11:00 a.m. Eastern Time, Friday, June 14, 2024

Place:	Virtually at https://meetnow.global/MLNFN5Z

Record Date:	April 25, 2024

Voting:	Each share of our common stock that you own entitles you to one vote
Voting Matters and Board Recommendations

Matter	Board Recommendation
1.Election of one director to serve a three-year term expiring in 2027	FOR the nominee
2. Approval of an amendment and restatement of the Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan	FOR
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024	FOR
4. Approval by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement	FOR
Business Overview
We are a biopharmaceutical company focused on the discovery, clinical development and commercialization of innovative, small molecule drugs that address underserved medical needs primarily in neuropsychiatric and neurological disorders by targeting intracellular signaling mechanisms within the central nervous system, or CNS. In December 2019, CAPLYTA® (lumateperone) was approved by the U.S. Food and Drug Administration, or FDA, for the treatment of schizophrenia in adults (42mg/day) and we initiated the commercial launch of CAPLYTA in March 2020. In December 2021, CAPLYTA was approved by the FDA for the treatment of bipolar depression in adults (42mg/day). We initiated the commercial launch of CAPLYTA for the treatment of bipolar depression in December 2021. Additionally, in April 2022, the FDA approved two additional dosage strengths of CAPLYTA, 10.5 mg and 21 mg capsules, to provide dosage recommendations for patients concomitantly taking strong or moderate CYP3A4 inhibitors, and 21 mg for patients with moderate or severe hepatic impairment (Child-Pugh class B or C). We initiated the commercial launch for these special population doses in August 2022. Lumateperone is in Phase 3 clinical development as a novel treatment for major depressive disorder, or MDD.
Within the lumateperone portfolio, we have conducted or are in the process of conducting studies with pediatric patients in schizophrenia, bipolar disorder and irritability associated with autism spectrum disorder. In addition, we are developing a long-acting injectable, or LAI, formulation to provide more treatment options to patients suffering from mental illness. Given the encouraging efficacy and favorable safety profile to date with oral lumateperone, we believe that an LAI option, in particular, may lend itself to being an important formulation choice for certain patients.
We are also developing ITI-1284-ODT-SL for the treatment of generalized anxiety disorder, the treatment of agitation in patients with dementia, and the treatment of dementia-related psychosis. ITI-1284-ODT-SL is a deuterated form of lumateperone, a new molecular entity formulated as an oral disintegrating tablet for sublingual administration.

We have another major program that has yielded a portfolio of compounds that selectively inhibit the enzyme phosphodiesterase type 1, or PDE1. PDE1 enzymes are highly active in multiple disease states and our PDE1 inhibitors are designed to reestablish normal function in these disease states. Lenrispodun (ITI-214) is our lead compound in this program. Following the favorable safety and tolerability results in our Phase 1 program, we initiated our development program for lenrispodun for Parkinson’s disease. We also have a development program with our ITI-333 compound as a potential treatment for substance use disorders, pain and psychiatric comorbidities including depression and anxiety. There is a pressing need to develop new drugs to treat opioid addiction and safe, effective, non-addictive treatments to manage pain. ITI-333 is a novel compound that uniquely combines activity as an antagonist at serotonin 5-HT2A receptors and a partial agonist at µ-opioid receptors. These combined actions support the potential utility of ITI-333 in the treatment of opioid use disorder and associated comorbidities (e.g., depression, anxiety, sleep disorders) without opioid-like safety and tolerability concerns.
We also have our ITI-1500 program focused on the development of novel non-hallucinogenic psychedelics. Compounds in this series interact with serotonergic (5-HT2a) receptors in a unique way, potentially allowing the development of this new drug class in mood, anxiety and other neuropsychiatric disorders without the liabilities of known psychedelics including the hallucinogenic potential and risk for cardiac valvular pathologies. Our lead compound in this program, ITI-1549, is currently being evaluated in Investigational New Drug, or IND, enabling studies.
Election of Directors
Please see page 14 of this proxy statement for additional information about our board of directors. Independence as noted below is determined by our board of directors in accordance with the applicable Nasdaq Stock Market listing standards.
Director Nominee

Name	Age*	Independent?	Committee Memberships	Board Recommendation
Joel S. Marcus	76	Yes	CC, NGC	FOR
CC = Compensation Committee
NGC = Nominating and Governance Committee
* as of April 24, 2024
Directors Continuing in Office

Name	Age*	Independent?	Committee Memberships
Sharon Mates, Ph.D.	71	No (CEO)	—
Rory B. Riggs	70	Yes	AC, CC
E. Rene Salas	62	Yes	AC, NGC
Robert L. Van Nostrand	67	Yes	AC, CC
AC = Audit Committee
CC = Compensation Committee
NGC = Nominating and Governance Committee
* as of April 24, 2024

Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan
We are requesting that our stockholders approve an amendment and restatement of our Amended and Restated 2018 Equity Incentive Plan, or the 2018 Plan, to, among other things, increase the number of shares of our common stock authorized for issuance under the 2018 Plan by 5,000,000 shares to accommodate organizational growth as we continue to commercialize CAPLYTA.
Executive Compensation Highlights
Please see page 21 of this proxy statement for our Compensation Discussion and Analysis, which discusses our executive compensation program in detail. Our named executive officers for this proxy statement are:
•Sharon Mates, Ph.D., our Chairman and Chief Executive Officer
•Michael I. Halstead, our President
•Lawrence J. Hineline, our Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary
•Suresh Durgam, M.D., our Executive Vice President, Chief Medical Officer
•Mark Neumann, our Executive Vice President, Chief Commercial Officer
We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers. Our board of directors recommends a FOR vote because we believe our compensation program aligns the interests of our named executive officers with those of our stockholders in both the short- and long-term. Although stockholder votes on executive compensation are non-binding, our board of directors and the compensation committee consider the results when reviewing whether changes should be made to our compensation program and policies. As discussed in more detail in the Compensation Discussion and Analysis section of this proxy statement, key features of our compensation and governance practices include:
•Designing executive compensation to align pay with performance;
•Emphasizing at-risk compensation;
•Reevaluating our compensation program annually and making adjustments where appropriate based on stockholder feedback and market developments;
•Discouraging inappropriate risk-taking;
•Hiring an independent compensation consultant who reports directly to the compensation committee; and
•Having 100% independent directors on the compensation committee.
We believe that our executive compensation program aligns the interests of our named executive officers with those of our stockholders in both the short- and long-term by, among other things, rewarding our management team based on both individual performance as well as Company performance. As a biopharmaceutical company with one commercial product and multiple product candidates in clinical development, our performance achievements are primarily related to specific strategic goals, including advancing our development programs, research function, clinical activities, commercialization activities and certain corporate and financial goals, which we believe will create long-term value for stockholders.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
Our board of directors is soliciting your proxy to vote at the 2024 annual meeting of stockholders to be held virtually at https://meetnow.global/MLNFN5Z on Friday, June 14, 2024, at 11:00 a.m. Eastern Time and any adjournments or postponements of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying notice of 2024 annual meeting of stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the notice of 2024 annual meeting of stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 because you owned shares of our common stock on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice, and, if applicable, proxy materials to stockholders on or about May 1, 2024.
Will the Annual Meeting Be Held Virtually?
As in past few years, the annual meeting will be held in a virtual format only. Stockholders will not be able to attend the annual meeting in person. Stockholders at the close of business on the record date, April 25, 2024 are entitled to attend the annual meeting by going to https://meetnow.global/MLNFN5Z. To be admitted to the annual meeting at https://meetnow.global/MLNFN5Z, stockholders must enter the 15-digit control number found on their proxy card, voting instruction form, Internet Availability Notice, or email previously received. We encourage you to access the annual meeting prior to the start time. Online access will begin at 10:30 a.m. Eastern Time. Stockholders may vote during the annual meeting by following the instructions available on the meeting website during the meeting. A support line will be available on the meeting website shortly prior to, and during, the annual meeting to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. As always, we encourage you to vote your shares prior to the annual meeting.
How Do I Participate, Vote Electronically and Submit Questions at the Annual Meeting?
Stockholders of Record
Stockholders of record will be able to participate in the annual meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. The following information is needed to access the live webcast of the meeting:
Computershare Control Number: the 15-digit control number found on your proxy card, voting instruction form, Internet Availability Notice or email you previously received.
Beneficial Owners
If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the annual meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A., or Computershare.
Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 11:00 a.m. Eastern Time, on Tuesday, June 4, 2024. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.
Stockholders may also submit questions in advance of the annual meeting by emailing your question, along with proof of ownership, to ir@itci-inc.com. We will, subject to time constraints, answer all questions that are pertinent to the business of the annual meeting.

Why Did I Receive an Internet Availability Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
As permitted by the rules of the Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received an Internet Availability Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Internet Availability Notice. Instead, the Internet Availability Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Who May Vote?
Only stockholders who owned our common stock at the close of business on April 25, 2024 are entitled to vote at the annual meeting. On this record date, there were 105,570,855 shares of our common stock outstanding and entitled to vote. Our common stock is our only class of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for or withheld for the nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company, N.A., or you have stock certificates registered in your name, you may vote:
•By Internet or by telephone. Follow the instructions included in the Internet Availability Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 13, 2024.
•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board of directors’ recommendations as noted below.
•Virtually at the meeting. Stockholders of record will be able to participate in the annual meeting, vote electronically and submit questions during the live webcast of the meeting, without advance registration. The following information is needed to access the live webcast of the meeting:
Computershare Control Number: the 15-digit control number found on your proxy card, voting instruction form, Internet Availability Notice, or email you previously received.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If you are a beneficial owner and hold your shares through an intermediary, such as a bank, broker or nominee, you must register in advance to participate in the annual meeting, vote electronically and submit questions during the live webcast of the meeting. To register in advance you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. You must forward a copy of the legal proxy along with your email address to Computershare Trust Company, N.A. Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 11:00 a.m. Eastern Time, on Tuesday, June 4, 2024. You will receive a confirmation of your registration and instructions on how to attend the meeting by email after Computershare receives your registration materials.
How Does the Board of Directors Recommend That I Vote on the Proposals?
The board of directors recommends that you vote as follows:
•“FOR” the election of the nominee for director;
•“FOR” an amendment and restatement of the Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan;
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024; and
•“FOR” the compensation of our named executive officers, as disclosed in this proxy statement.
If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•by re-voting by Internet or by telephone as instructed above;
•by notifying our Corporate Secretary, John P. Condon, in writing before the annual meeting that you have revoked your proxy; or
•by attending the annual meeting and voting virtually. Attending the annual meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.
Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.
What if I Receive More Than One Internet Availability Notice or Proxy Card?
You may receive more than one Internet Availability Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares Be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1). In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to our equity incentive plan (Proposal 2) or executive compensation (Proposal 4). Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR the nominee or WITHHOLD your vote from the nominee. Votes that are withheld will not be included in the vote tally for the election of the director. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve an Amendment and Restatement of the Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve an amendment and restatement of the Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers' unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024, the audit committee of our board of directors will reconsider its appointment.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the compensation committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of Computershare Trust Company, N.A., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. In addition, the Company has engaged Alliance Advisors, LLC, a firm specializing in proxy solicitation, to solicit proxies, and to assist in the distribution and collection of proxy materials, for an estimated fee of approximately $32,000. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What Constitutes a Quorum for the Annual Meeting?
The presence, in person (which would include presence at a virtual meeting) or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person (which would include presence at a virtual meeting) or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The annual meeting will be held virtually at 11:00 a.m. Eastern Time on Friday, June 14, 2024. Stockholders at the close of business on the record date, April 25, 2024, are entitled to attend the annual meeting by going to https://meetnow.global/MLNFN5Z. To be admitted to the annual meeting at https://meetnow.global/MLNFN5Z, stockholders must enter the 15-digit control number found on their proxy card, voting instruction form, Internet Availability Notice, or email previously received. We encourage you to access the annual meeting prior to the start time. Online access will begin at 10:30 a.m. Eastern Time. Stockholders may vote during the annual meeting by following the instructions available on the meeting website during the meeting.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Internet Availability Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Internet Availability Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Internet Availability Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare Trust Company, N.A., by calling their toll free number, 1-877-373-6374.
If you do not wish to participate in “householding” and would like to receive your own Internet Availability Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another stockholder and together both of you would like to receive only a single Internet Availability Notice or, if applicable, set of proxy materials, follow these instructions:
•If your shares are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling them at 1-877-373-6374 or writing them at P.O. BOX 43006, Providence, RI 02940-3006.
•If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•following the instructions provided on your Internet Availability Notice or proxy card;
•following the instructions provided when you vote over the Internet; or
•going to https://www-us.computershare.com/Investor and following the instructions provided.
Description of the Merger
On August 29, 2013, Intra-Cellular Therapies, Inc., or ITI, completed a reverse merger, referred to throughout this proxy statement as “the Merger,” with a public shell company named Oneida Resources Corp., or Oneida. As a result of the Merger and related transactions, ITI survived as a wholly-owned subsidiary of Oneida, Oneida changed its name to Intra-Cellular Therapies, Inc. and we began operating ITI and its business, and therefore ceased being a shell company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the number of shares of our common stock beneficially owned as of April 24, 2024 by (i) each of our directors, director nominees and named executive officers, (ii) all of our current executive officers and directors as a group, and (iii) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders, subject to community property laws, where applicable. Percentage of ownership is based on 105,570,855 shares of common stock outstanding on April 24, 2024. Unless otherwise noted below, the address of each stockholder below is c/o Intra-Cellular Therapies, Inc., 430 East 29th Street, New York, New York 10016.

	Shares Beneficially Owned(1)
Name and Address	Number	Percent
Sharon Mates, Ph.D.(2)	1,973,700	1.9%
Lawrence J. Hineline	0	*
Michael I. Halstead(3)	93,999	*
Suresh Durgam, M.D.(4)	137,871	*
Mark Neumann(5)	60,358	*
Joel S. Marcus(6)	58,238	*
Rory B. Riggs(7)	224,828	*
E. Rene Salas(8)	45,333	*
Robert L. Van Nostrand(9)	155,023	*
All directors, director nominees and current executive officers as a group (9 persons)(10)	2,749,350	2.6%
Other 5% or More Stockholders
Christopher D. Alafi, Ph.D. and Alafi Capital Company, LLC(11) 8 Admiral Drive, Suite 324 Emeryville, CA 94608	5,594,318	5.3%
BlackRock, Inc.(12) 50 Hudson Yards New York, NY 10001	8,192,987	7.8%
Entities affiliated with Fidelity Investments(13) 245 Summer Street Boston, MA 02210	12,310,002	11.7%
The Vanguard Group, Inc.(14) 100 Vanguard Blvd. Malvern, PA 19355	9,469,302	9.0%
*Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)Beneficial ownership is determined in accordance with SEC rules, and includes any shares as to which the stockholder has sole or shared voting power or investment power, and also any shares which the stockholder has the right to acquire within 60 days of April 24, 2024, whether through the vesting of restricted stock units, or RSUs, or the exercise or conversion of any stock option, convertible security, warrant or other right. The indication herein that shares are beneficially owned is not an admission on the part of the stockholder that he, she or it is a direct or indirect beneficial owner of those shares.
(2)Includes 903,371 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024.
(3)Consists of 93,999 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024.
(4)Includes 118,068 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024.
(5)Includes 30,658 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024.

(6)Consists of 39,662 shares of common stock held by Mr. Marcus individually, 7,009 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024, 1,567 shares issuable upon the vesting of restricted stock units, which vest within 60 days of April 24, 2024 and includes 10,000 shares of common stock held by Alexandria Real Estate Equities, Inc. Excludes shares held by Alexandria Venture Investments, LLC as Mr. Marcus does not have voting or investment control over the shares held by Alexandria Venture Investments, LLC. Mr. Marcus is the Executive Chairman and Founder of Alexandria Real Estate Equities, Inc. and may be deemed to have voting and investment power with respect to the shares owned by Alexandria Real Estate Equities, Inc. Mr. Marcus disclaims beneficial ownership of the shares held by Alexandria Real Estate Equities, Inc., except to the extent of his underlying pecuniary interest therein.
(7)Consists of 99,495 shares of common stock held by Mr. Riggs, 123,766 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024, and 1,567 shares issuable upon the vesting of restricted stock units, which vest within 60 days of April 24, 2024.
(8)Consists of 43,766 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024 and 1,567 shares issuable upon the vesting of restricted stock units, which vest within 60 days of April 24, 2024.
(9)Consists of 9,690 shares of common stock held by Mr. Van Nostrand, 143,766 shares issuable upon the exercise of options to purchase common stock, which are exercisable within 60 days of April 24, 2024, and 1,567 shares issuable upon the vesting of restricted stock units, which vest within 60 days of April 24, 2024.
(10)See footnotes 2 through 9.
(11)Based on the Form 4 filed by Christopher D. Alafi, Ph.D., our former director, on May 28, 2021. Consists of 4,743,770 shares of common stock held by Alafi Capital Company, LLC, or Alafi Capital, 503,753 shares of common stock held by a trust for the benefit of members of the Alafi family, and 346,795 shares of common stock held by Christopher D. Alafi, Ph.D. individually. Dr. Alafi is a managing partner of Alafi Capital and has shared voting and investment power with respect to the shares owned by Alafi Capital and full voting and investment power with respect to shares owned by the trusts. Does not include 95,000 shares held by the Christopher D. Alafi Family Trust for which Dr. Alafi does not have voting or investment control.
(12)Based on the Schedule 13G/A filed by BlackRock, Inc. and its affiliates with the SEC on January 25, 2024. Includes shares beneficially owned by BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Fund Advisors, and BlackRock Fund Managers Ltd. The filing noted that BlackRock, Inc. is a parent holding company or control person and has sole dispositive power for 8,192,987 shares and sole voting power for 8,044,422 shares.
(13)Based on (i) 852,308 shares of common stock purchased by entities affiliated with Fidelity Investments in our public offering that closed on April 22, 2024 and April 24, 2024, plus (ii) 11,457,694 shares of common stock based on the Schedule 13G/A filed by FMR LLC and its affiliates with the SEC on February 9, 2024. Includes shares beneficially owned by FIAM LLC, Fidelity Management & Research Company LLC, Fidelity Management Trust Company, and Strategic Advisers LLC. The filing noted that FMR LLC has sole voting power with respect to 11,448,034 shares of common stock and sole dispositive power with respect to 11,457,694 shares of common stock. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
(14)Based on (i) 375,000 shares of common stock purchased by The Vanguard Group, Inc. or Vanguard, in our public offering that closed on April 22, 2024 and April 24, 2024, plus (ii) 9,094,302 shares of common stock based on the Schedule 13G/A filed by Vanguard, with the SEC on February 13, 2024. Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, these securities. The filing noted that Vanguard has sole voting power with respect to no shares of common stock, shared voting power with respect to 170,174 shares of common stock, sole dispositive power with respect to 8,829,327 shares of common stock, and shared dispositive power with respect to 264,975 shares of common stock.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our restated certificate of incorporation, as amended, provides that our business is to be managed by or under the direction of our board of directors. Our board of directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term. Our board of directors currently consists of five members, classified into three classes as follows: (1) Joel S. Marcus constitutes a class with a term ending at the 2024 annual meeting; (2) Sharon Mates, Ph.D., Rory B. Riggs and Robert L. Van Nostrand constitute a class with a term ending at the 2025 annual meeting; and (3) E. Rene Salas constitutes a class with a term ending at the 2026 annual meeting.
On April 22, 2024, our board of directors voted to nominate Joel S. Marcus for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders and until his successor has been elected and qualified.
Set forth below are the names of the person nominated as a director and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years, as of April 24, 2024. Additionally, information about the specific experience, qualifications, attributes or skills that led to our board of directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position(s) with the Company
Sharon Mates, Ph.D.	71	Chairman and Chief Executive Officer
Joel S. Marcus(2)(3)	76	Director
Rory B. Riggs(1)(2)	70	Director
E. Rene Salas(1)(3)	62	Director
Robert L. Van Nostrand(1)(2)(4)	67	Director
(1)Member of our audit committee
(2)Member of our compensation committee
(3)Member of our nominating and governance committee
(4)Lead independent director
Sharon Mates, Ph.D. has been Chairman and Chief Executive Officer of the Company since the Merger in August 2013, was the President of the Company from August 2013 until March 2024, has been the Chairman of the board of directors and Chief Executive Officer of ITI since June 2002. Dr. Mates co-founded ITI in May 2002. Prior to co-founding ITI, Dr. Mates was a co-founder of Functional Genetics, and served as its Chairman and Chief Executive Officer from December 2000 until August 2003. From 1989 to 1998, Dr. Mates was the President and a board member of North American Vaccine Inc. and its predecessor companies. Dr. Mates serves on the board of the Biotechnology Innovation Organization (BIO), emerging companies section. Dr. Mates has also served on the Advisory Council of the Center for Society and Health at the Harvard School of Public Health, the Board of Visitors of the Biotechnology Institute of the University of Maryland and the board of directors of Gilda’s Club of New York. Earlier in her career, Dr. Mates spent several years as a research analyst and investment banker, and as an advisor to the life sciences industry. Dr. Mates received her B.S. from the Ohio State University and her Ph.D. from the University of Washington, and completed her postdoctoral fellowships at The Massachusetts General Hospital and Harvard Medical School.
We believe that Dr. Mates possesses specific attributes that qualify her to serve as chairman of our board of directors, including the perspective and experience she brings as the co-founder and Chief Executive Officer of ITI, which brings historic knowledge, operational expertise and continuity to our board of directors, and her industry expertise, including over 25 years of experience leading both private and public companies.

Joel S. Marcus, JD, CPA, became a director of the Company following the Merger that occurred in August 2013 and has served on the board of directors of ITI since April 2006. Mr. Marcus is Executive Chairman and Founder of Alexandria Real Estate Equities, Inc. (NYSE: ARE) (“Alexandria”), a real estate investment trust (“REIT”) that pioneered life science real estate and transformed it from a specialty niche to a mainstream asset class. Alexandria is the preeminent, largest, and longest-tenured owner, operator, and developer uniquely focused on collaborative life science mega campuses in AAA innovation cluster locations. Since co-founding the company in 1994 as a garage startup with $19 million in Series A capital and a mission to advance human health, Mr. Marcus has led the remarkable growth of Alexandria into an S&P 500 company that has become the leading REIT focused on the life science industry, with a total market capitalization of $33.1 billion and a total asset base in North America of 73.5 million SF as of December 31, 2023. From its IPO in May 1997 through December 31, 2023, Alexandria, which celebrated its 25th anniversary as a New York Stock Exchange listed company in May 2022, has generated an outstanding total shareholder return exceeding 1,510%. Mr. Marcus also founded and continues to lead Alexandria Venture Investments, the company’s strategic venture capital platform. Since its inception in 1996, Alexandria Venture Investments has actively invested in disruptive life science companies as well as promising agrifoodtech and technology companies that are advancing new, transformative therapeutic modalities and platforms to meaningfully improve human health. Mr. Marcus also currently serves on the board of directors of Applied Therapeutics, Inc., a publicly traded biopharmaceutical company. Mr. Marcus previously served as a director of Atara Biotherapeutics, Inc., Frequency Therapeutics, Inc. (now Korro Bio, Inc.), MeiraGTx Holdings plc, and Yumanity Therapeutics, Inc. He earned his undergraduate and Juris Doctor degrees from the University of California, Los Angeles.
We believe that Mr. Marcus possesses specific attributes that qualify him to serve as a member of our board of directors, including his many years of experience in the life sciences industry and his extensive experience serving as a director and an executive officer of other public companies.
Rory B. Riggs has served on our board of directors since January 2014. Mr. Riggs is Chairman and CEO of Cibus , Inc. (NASDAQ: CBUS), a leading company in gene editing in agriculture. Mr. Riggs is a co-founder and director of Royalty Pharma (NASDAQ: RPRX), an investment company focused on drug royalties. From 1996 until 2000, Mr. Riggs served as President and as a director of Biomatrix, Inc. (NYSE: BXM) until its sale to Genzyme Biosurgery. From 1991 to 1995, Mr. Riggs served as CEO of RF&P Corporation, an investment company owned by the State of Virginia Retirement System. Mr. Riggs is founder and executive chairman of Syntax, LLC, a relational data company for risk management and serves as a Managing Member of Scientia Ventures, a healthcare venture fund. Mr. Riggs previously served as a director of Fibrogen. Mr. Riggs holds a B.A. from Middlebury College and an M.B.A. from Columbia University.
We believe that Mr. Riggs possesses specific attributes that qualify him to serve as a member of our board of directors, including his financial expertise, extensive knowledge of the life sciences industry, and many years of experience as a developer (founder), executive officer and director of successful companies (both public and private) in the life sciences and healthcare industries.
E. Rene Salas, CPA has served on our board of directors since April 2022. Mr. Salas has over 35 years of experience with accounting and advisory projects in the life sciences and technology industries. From 2020 to 2022, he served as the Chief Financial Officer of Wellstat, LLC, an early-stage biopharmaceutical company. Before joining Wellstat, from 1987 to 2019, Mr. Salas worked at Ernst & Young, LLP in a variety of roles, most recently as a senior client partner from 2010 to 2019. At Ernst & Young LLP, Mr. Salas also served in various leadership roles on diversity, equity and inclusion (DEI) at the national and regional level, including the firm’s national task force on DEI. Mr. Salas served on the board of directors for Embody, Inc., a privately-held medical device company prior to its acquisition by Zimmer Biomet, Inc. Currently, Mr. Salas serves as the audit committee chair for Northern Virginia Family Services and is a member of the Dean’s Advisory Council of the Alvarez School of Business at the University of Texas at San Antonio. Mr. Salas received his B.B.A. in accounting from the University of Texas at San Antonio. He has also completed executive education programs in strategic leadership for Ernst & Young partners at Harvard Business School and Northwestern University’s Kellogg School. Mr. Salas is a Certified Public Accountant.
We believe that Mr. Salas possesses specific attributes that qualify him to serve as a member of our board of directors, including his many years of experience in the healthcare industry and his accounting and advisory expertise.

Robert L. Van Nostrand, CPA has served on our board of directors since January 2014. Mr. Van Nostrand has been a self-employed advisor and investor since 2010, as well as a member of various public and private company boards of directors. Mr. Van Nostrand was Executive Vice President and Chief Financial Officer of Aureon Biosciences, Inc., a private pathology life science company, from January 2010 to July 2010. Prior to joining Aureon Biosciences, Mr. Van Nostrand served as Executive Vice President and Chief Financial Officer of AGI Dermatics, Inc., a private biotechnology company, from July 2007 to September 2008 when the company was acquired. From May 2005 to July 2007, Mr. Van Nostrand served as the Senior Vice President and Chief Compliance Officer of OSI Pharmaceuticals, Inc., then a publicly-traded biotechnology company, where he previously served as Vice President and Chief Financial Officer from December 1996 through May 2005 and as Vice President, Finance and Administration prior to that. He also served as OSI’s Treasurer from March 1992 to May 2005 and Secretary from March 1995 to January 2004. Mr. Van Nostrand joined OSI as Controller and Chief Accounting Officer in September 1986. Prior to joining OSI, Mr. Van Nostrand served in a managerial position with the accounting firm, Touche Ross & Co., currently Deloitte. Mr. Van Nostrand serves as chairman of the board of directors of Yield10 Bioscience, Inc., a publicly-traded agricultural bioscience company, as well as chairman of its audit committee and a member of its compensation committee. He also serves on the board of SELLAS Life Sciences Group, Inc., a publicly-traded biotechnology company, where he serves as chairman of the audit committee and a member of the nominating and governance committee. From December 2014 until May 2018, Mr. Van Nostrand served on the board of directors of Enumeral Biomedical Holdings, Inc., a publicly-traded biotechnology company, and from April 2007 to January 2020, Mr. Van Nostrand served on the board of directors of Achillion Pharmaceuticals, a publicly-traded biotechnology company. Mr. Van Nostrand is the former chairman of, and serves on, the board of the New York Biotechnology Association and serves on the Foundation Board of Farmingdale University. Previously, Mr. Van Nostrand served on the board of directors of Apex Bioventures, Inc., a special purpose acquisition company focused on life sciences. Mr. Van Nostrand holds a B.S. in Accounting from Long Island University, New York. He is a Certified Public Accountant.
We believe that Mr. Van Nostrand possesses specific attributes that qualify him to serve as a member of our board of directors, including his many years of experience in the life sciences industry, as well as his expertise in financial operations, transaction structuring and risk management.
There are no family relationships between or among any of our directors or nominee. The principal occupation and employment during the past five years of each of our directors and nominee was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors or nominee and any other person or persons pursuant to which he or she is to be selected as a director or nominee.
There are no legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or any of our subsidiaries.
Director Independence
Our board of directors has reviewed the materiality of any relationship that each of our directors has with Intra-Cellular Therapies, Inc., either directly or indirectly. Based upon this review, our board has determined that all of our directors and our director nominee other than Dr. Mates, our chief executive officer, are “independent directors” as defined by The Nasdaq Stock Market. In making such determinations, the board of directors considered the relationships that each such non-employee director or director nominee has with our Company and all other facts and circumstances the board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and director nominee. In addition, our board of directors considered the effect of each of the transactions described in “Certain Relationships and Related Person Transactions” below.

Director Diversity

Board Diversity Matrix (As of April 24, 2024)
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender:
Directors	1	4	0	0
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian (other than South Asian)	0	0	0	0
South Asian	0	0	0	0
Hispanic or Latinx	0	1	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Persons with Disabilities	0
Committees of the Board of Directors and Meetings
Meeting Attendance. During the fiscal year ended December 31, 2023, there were six meetings of our board of directors, four meetings of the audit committee, three meetings of the compensation committee and one meeting of the nominating and governance committee. No director attended fewer than 75% of the total number of meetings of the board of directors and of committees of the board on which he or she served during fiscal 2023. The board of directors has adopted a policy under which each member of our board of directors is strongly encouraged but not required to attend each annual meeting of our stockholders. Four of our directors attended the annual meeting of our stockholders held in 2023.
Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Each committee operates under a charter approved by our board of directors. Copies of each committee’s charter are posted on the Investors section of our website, which is located at www.intracellulartherapies.com, under the caption “Corporate Governance.” The composition and function of each of these committees are described below.
Audit Committee. This committee currently has three members, Mr. Van Nostrand (Chairman), Mr. Riggs and Mr. Salas. Our audit committee’s role and responsibilities are set forth in the audit committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the audit committee reviews the annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the audit committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The board of directors has determined that Mr. Van Nostrand, Mr. Riggs and Mr. Salas are “audit committee financial experts,” as the Securities and Exchange Commission has defined that term in Item 407 of Regulation S-K. Please also see the report of the audit committee set forth elsewhere in this proxy statement.
Compensation Committee. This committee currently has three members, Mr. Marcus (Chairman), Mr. Riggs and Mr. Van Nostrand. Our compensation committee’s role and responsibilities are set forth in the compensation committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the board of directors are carried out and that such policies, practices and procedures contribute to our success. Our compensation committee also administers our Amended and Restated 2018 Equity Incentive Plan, or 2018 Plan. The compensation committee is responsible for the determination of the compensation of our chief executive officer. All members of the compensation committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.

Our compensation committee makes all compensation decisions regarding our executive officers and directors, after which it makes a recommendation to our full board of directors. Our board of directors then approves the compensation for our executive officers and directors.
Nominating and Governance Committee. Our nominating and governance committee currently has two members, Mr. Salas (Chairman) and Mr. Marcus. The nominating and governance committee’s role and responsibilities are set forth in the nominating and governance committee’s written charter and include evaluating and making recommendations to the full board of directors as to the size and composition of the board of directors and its committees, evaluating and making recommendations as to potential candidates, and evaluating current board members’ performance. The members of the nominating and governance committee qualify as independent under the definition promulgated by The Nasdaq Stock Market.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our restated bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.
In addition, under our current corporate governance policies, the nominating and governance committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. Once identified, the nominating and governance committee will evaluate a candidate’s qualifications in accordance with our nominating and governance committee policy regarding qualifications of directors appended to our nominating and governance committee’s written charter. For all potential candidates, the nominating and governance committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the biotechnology industry, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the board of directors, and concern for the long-term interests of the stockholders. Our nominating and governance committee has not adopted a formal diversity policy in connection with the consideration of director nominations or the selection of nominees. However, the nominating and governance committee considers issues of diversity among its members in identifying and considering nominees for director, and will strive where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the board of directors and its committees.
If a stockholder wishes to propose a candidate for consideration as a nominee for election to our board of directors, it must follow the procedures described in our restated bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement. In general, persons recommended by stockholders will be considered in accordance with our Policy on Stockholder Recommendation of Candidates for Election as Directors appended to our nominating and governance committee’s written charter. Any such recommendation should be made in writing to the Nominating and Governance Committee, care of our Corporate Secretary at our principal office, and should be accompanied by the following information concerning each recommending stockholder and the beneficial owner, if any, on whose behalf the nomination is made:
•the name and address of such stockholder and such beneficial owner;
•certain share ownership and similar information about such stockholder and such beneficial owner;
•all information relating to such person that would be required to be disclosed in a proxy statement;
•a description of certain arrangements and understandings between the proposing stockholder and beneficial owner and any other person in connection with such stockholder nomination; and
•a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of voting shares sufficient to carry the proposal.

The recommendation must also be accompanied by the following information concerning the proposed nominee:
•certain biographical information concerning the proposed nominee;
•all information concerning the proposed nominee required to be disclosed in solicitations of proxies for election of directors;
•certain information about any other security holder of the Company who supports the proposed nominee;
•a description of all relationships between the proposed nominee and the recommending stockholder or any beneficial owner, including any agreements or understandings regarding the nomination; and
•additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our restated bylaws.
Compensation Committee Interlocks and Insider Participation
Our compensation committee has three members, Mr. Marcus (Chairman), Mr. Riggs and Mr. Van Nostrand. In 2023, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our board of directors or compensation committee. There are no family relationships between or among the members of our board of directors or executive officers. Mr. Marcus is founder, Executive Chairman and a director of Alexandria Real Estate Equities, Inc., which is the parent company to the landlord under the lease for our headquarters. See “Certain Relationships and Related Person Transactions-Lease Agreement.”
Board Leadership Structure and Role in Risk Oversight
Our board of directors does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the board of directors, as our board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board of directors. Our board of directors has determined that having an employee director serve as Chairman is in the best interest of our stockholders at this time because of the efficiencies achieved in having the role of Chief Executive Officer and Chairman combined, and because the detailed knowledge of our day-to-day operations and business that the Chief Executive Officer possesses greatly enhances the decision-making processes of our board of directors as a whole. We have a strong governance structure in place, including independent directors, to ensure the powers and duties of the dual role are handled responsibly. Mr. Van Nostrand serves as our lead independent director.
The Chairman of the board of directors, our lead independent director and the other members of the board of directors work in concert to provide oversight of our management and affairs. Our board of directors encourages communication among its members and between management and the board of directors to facilitate productive working relationships. Working with the other members of the board of directors, Dr. Mates also strives to ensure that there is an appropriate balance and focus among key board responsibilities such as strategic development, review of operations and risk oversight.
Stockholder Communications to the Board
Generally, stockholders who have questions or concerns should contact our Investor Relations department at 646-440-9333. However, any stockholder who wishes to address questions regarding our business directly with the board of directors, or any individual director, should direct his or her questions in writing to the Chairman of the board of directors at Intra-Cellular Therapies, Inc., Attention: Chairman of the Board, 430 East 29th Street, New York, New York 10016. Communications will be distributed to the board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements.
In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Director Stock Ownership Guidelines
In 2021, our board of directors adopted formal guidelines for ownership of shares of our common stock by our directors. These guidelines require our directors to achieve and maintain ownership of shares valued at three times their annual cash retainer within five years of adoption of the policy or election to our board of directors. The following forms of equity count toward the ownership guideline: shares owned outright; RSUs; and vested but unexercised “in-the-money” stock options.
Executive Officers
The following table sets forth certain information, as of April 24, 2024, regarding our executive officers who are not also directors. We have employment agreements with all of our executive officers, and all of our executive officers are at-will employees.

Name	Age	Position(s) with the Company
Lawrence J. Hineline	67	Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary
Michael I. Halstead	51	President
Suresh Durgam, M.D.	55	Executive Vice President, Chief Medical Officer
Mark Neumann	61	Executive Vice President, Chief Commercial Officer
Lawrence J. Hineline, CPA has served as Senior Vice President of Finance of the Company since January 2019 and Chief Financial Officer and Treasurer of the Company since the Merger in August 2013. He also served as Vice President of Finance of the Company from the Merger in August 2013 to December 2018. He has served as Vice President of Finance, Chief Financial Officer and Secretary of ITI since June 2002. Mr. Hineline also served as the Secretary of the Company from August 2013 until September 2014. From December 2000 to November 2003, Mr. Hineline was the Vice President of Finance and Chief Financial Officer of Functional Genetics, Inc. Prior to that, Mr. Hineline served as the Vice President of Finance of North American Vaccine, Inc. and its predecessor companies from 1993 to 2000, and he served as Corporate Controller from 1989 to 1993. During this time, Mr. Hineline oversaw the growth of the accounting function and its systems for the company that emerged as a start-up and was later acquired by Baxter Health Care. Mr. Hineline is a licensed CPA in the State of Maryland and received his Bachelor’s Degree from the University of Maryland Baltimore County.
Michael I. Halstead has served as President of the Company since March 2024, General Counsel of the Company from July 2014 to April 2024, and Secretary of the Company from September 2014 to April 2024. He also served as Executive Vice President of the Company from January 2019 to March 2024 and Senior Vice President of the Company from July 2014 to December 2018. From July 2005 until December 2013, Mr. Halstead served in a number of leadership positions at Warner Chilcott plc. Most recently he was Senior Vice President, Corporate Development at Warner Chilcott where he directed the company's corporate development, legal and human resources functions. Prior to that, Mr. Halstead was an attorney at the firm of Davis Polk & Wardwell. Mr. Halstead received his bachelor's degree from Boston University and his Juris Doctor degree from Villanova University School of Law.
Suresh Durgam, M.D. has served as Executive Vice President, Chief Medical Officer of the Company since February 2022 and Senior Vice President, Chief Medical Officer of the Company from October 2020 to January 2022. Before that, Dr. Durgam served as Senior Vice President, Late Stage Clinical Development and Medical Affairs since joining the Company in August 2018. Before joining the Company, Dr. Durgam served in leadership positions at Allergan plc, most recently as Associate Vice President, Global Clinical Development. Dr. Durgam served in positions of increasing responsibility in the Clinical Development group at Forest Laboratories from 2010 until the company was acquired by Allergan in 2015. Dr. Durgam served in clinical development roles at Solvay Pharmaceuticals from 2008 to 2010 and at Forest Laboratories from 2005 to 2008. Dr. Durgam received his medical degree from Siddhartha Medical College, Vijayawada, India.

Mark Neumann has served as Executive Vice President, Chief Commercial Officer of the Company since October 2018. From June 2014 to October 2018, Mr. Neumann served in leadership positions at Amgen, most recently serving as Vice President, Global Marketing. Before Amgen, from February 2014 to June 2014, Mr. Neumann served in a leadership position at AstraZeneca. Before joining AstraZeneca, from June 1988 to February 2014, he served at Bristol Myers Squibb Company in positions of increasing responsibility, including commercial leadership roles. Mr. Neumann is a licensed CPA (inactive) and received his bachelor’s degree from Lafayette College.
COMPENSATION DISCUSSION AND ANALYSIS
This section discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the Summary Compensation Table below, or our “named executive officers,” and all material factors relevant to an analysis of these policies and decisions. Our named executive officers are:
•Sharon Mates, Ph.D., our Chairman and Chief Executive Officer
•Lawrence J. Hineline, our Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary(1)
•Michael I. Halstead, our President(2)
•Suresh Durgam, M.D., our Executive Vice President, Chief Medical Officer
•Mark Neumann, our Executive Vice President, Chief Commercial Officer
(1)On March 14, 2024, Mr. Hineline notified the Company that he intends to retire as Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary of the Company following the appointment of his successor as Chief Financial Officer. The Company has initiated an external search for a new Chief Financial Officer and Mr. Hineline has agreed to remain with the Company through the process to ensure a smooth transition.
(2)Effective March 19, 2024, Mr. Halstead was promoted to the role of President. Prior to the promotion, Mr. Halstead served as our Executive Vice President, General Counsel and Secretary.
Executive Summary and Corporate Background
Business Overview
We are a biopharmaceutical company focused on the discovery, clinical development and commercialization of innovative, small molecule drugs that address underserved medical needs primarily in neuropsychiatric and neurological disorders by targeting intracellular signaling mechanisms within the central nervous system, or CNS. In December 2019, CAPLYTA® (lumateperone) was approved by the U.S. Food and Drug Administration, or FDA, for the treatment of schizophrenia in adults (42mg/day) and we initiated the commercial launch of CAPLYTA in March 2020. In December 2021, CAPLYTA was approved by the FDA for the treatment of bipolar depression in adults (42mg/day). We initiated the commercial launch of CAPLYTA for the treatment of bipolar depression in December 2021. Additionally, in April 2022, the FDA approved two additional dosage strengths of CAPLYTA, 10.5 mg and 21 mg capsules, to provide dosage recommendations for patients concomitantly taking strong or moderate CYP3A4 inhibitors, and 21 mg for patients with moderate or severe hepatic impairment (Child-Pugh class B or C). We initiated the commercial launch for these special population doses in August 2022. Lumateperone is in Phase 3 clinical development as a novel treatment for major depressive disorder, or MDD.

Our pipeline includes several product candidates in clinical development and additional product candidates in nonclinical testing. The following table summarizes our product candidates and programs:

The safety and efficacy of investigational agents and/or investigational uses of approved products have not been established.
2023 Clinical Development and Business Achievements
2023 marked an extraordinary year for our Company, as we successfully continued the launch of CAPLYTA for the treatment of bipolar depression in adults, resulting in robust and historical growth of CAPLYTA in 2023, and made considerable progress in advancing our late- and early-stage clinical programs.
Our key accomplishments in 2023 included the following:
•We achieved $464.4 million in total revenues, representing 86% year-over-year growth, and $462.2 million in net product revenues of CAPLYTA, also representing 86% year-over-year growth.
•Total prescriptions for CAPLYTA grew 85% year-over-year. CAPLYTA is the only FDA-approved treatment for depressive episodes associated with bipolar I or II disorder (bipolar depression) in adults as monotherapy and as adjunctive therapy with lithium or valproate.
•In 2023, we continued to improve market access for CAPLYTA across all three major channels. Our market access for CAPLYTA covers approximately 90% of commercially insured lives and greater than 99% of the Medicare Part D and Medicaid lives.
•In March 2023, we reported robust positive topline results from Study 403, our global Phase 3 clinical trial evaluating lumateperone in patients with MDD exhibiting mixed features and in patients with bipolar depression exhibiting mixed features.

What We Do	What We Don’t Do
✓ Design executive compensation to align pay with performance
✓ Emphasize at-risk compensation
✓ Reevaluate our compensation program annually and make adjustments where appropriate based on stockholder feedback and market developments
✓ Discourage inappropriate risk-taking
✓ Hire an independent compensation consultant who reports directly to the compensation committee
✓ Have 100% independent directors on the compensation committee

X No excessive change in control or severance payments
X No repricing of underwater stock options without stockholder approval
X No guaranteed bonuses or base salary increases
X No hedging or pledging Company stock

2023 Pay-for-Performance Overview
As a biopharmaceutical company with one commercial product and multiple product candidates in clinical development, our performance achievements are primarily related to specific strategic goals, including advancing our commercialization activities, development programs, research function, clinical activities, and certain corporate and financial goals, which we believe will create long-term value for stockholders.

A significant portion of target compensation for our Chief Executive Officer and other named executive officers is structured in the form of “at-risk” compensation, consisting of annual performance bonus and equity incentive awards, with the performance bonus payouts dependent upon our Company’s performance. This aligns our executives’ interests with those of our stockholders for near- and long- term performance. Target total compensation for 2023, as shown below, reflects annual base salary paid, annual target performance bonus and the grant date fair value of equity awards granted during the year as reported in the Summary Compensation Table.
Compensation Principles and Objectives
Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contribution to that success. Our ability to excel depends on the skill, creativity, integrity and teamwork of our employees. Given the long product development cycles in our business, we believe that compensation should be structured to ensure that a portion of compensation opportunity will be related to factors that directly and indirectly influence long-term stockholder value. Our compensation philosophy has been driven by a number of factors that are closely linked with our broader strategic objectives.
Our compensation committee believes that compensation paid to our named executive officers should be aligned with our performance on both a short-term and long-term basis, linked to results intended to create value for stockholders, and that such compensation should assist us in attracting and retaining key executives critical to our long-term success.

The compensation committee is guided by the following objectives and principles when establishing compensation for executive officers:
•align executive compensation with our business objectives and corporate performance;
•attract and retain executive officers who contribute to our Company’s long-term success;
•reward and motivate executive officers who contribute to our operating and financial performance; and
•link executive officer compensation and stockholder interests through the grant of long-term equity incentives.
Determining and Setting Executive Compensation
Role of Our Compensation Committee and Executive Officers
Our compensation committee is responsible for overseeing the total compensation of our executive officers. In this capacity, our compensation committee designs, implements, reviews and recommends to our board of directors the approval of all compensation for our Chief Executive Officer and our other named executive officers.
To aid the compensation committee in making its determination, our Chief Executive Officer provides recommendations annually to the compensation committee regarding the compensation of all other executive officers (other than herself) based on the overall corporate achievements during the period being assessed and her knowledge of the individual contributions to our success by each of the named executive officers. The overall performance of our named executive officers as a team is reviewed annually by the compensation committee.
Role of the Independent Compensation Consultant
To assist with the analysis of executive compensation for fiscal year 2023, the compensation committee engaged Aon Consulting, Inc., or Aon, as its independent compensation consultant. Aon reports directly to the compensation committee, and the compensation committee has the sole authority to hire, fire and direct the work of Aon. For fiscal year 2023, Aon advised the compensation committee on a variety of compensation-related issues, including:
•identifying an updated market framework (including a peer group of companies) for formal compensation benchmarking purposes;
•gathering data on our executive officer cash and equity compensation relative to competitive market practices;
•gathering data on peer group short- and long-term incentive practices;
•gathering data on peer group equity use and dilution; and
•developing a market-based framework for potential changes to our compensation program for the compensation committee’s review and input.
After review and consultation with Aon, our compensation committee determined that Aon is independent, and that there is no conflict of interest resulting from retaining Aon currently or during fiscal year 2023. In reaching these conclusions, our compensation committee considered the factors set forth in the SEC rules and the Nasdaq listing standards.
Defining and Comparing Compensation to Market Benchmarks
Because we aim to attract and retain the most highly qualified executive officers in an extremely competitive market, our compensation committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent. To this end, the compensation committee reviews market data for each named executive officer’s position, compiled by Aon as described below, including information relating to the mix and levels of compensation for executive officers in the life sciences industry, with a focus on target total compensation in line with the compensation committee’s holistic approach to executive compensation.

Each year, our compensation committee, using information provided by its independent compensation consultant, establishes a peer group of publicly traded, national and regional companies in the biopharmaceutical industries that is generally selected based on a balance of the following criteria:
•companies whose number of employees, stage of development and relative complexity of clinical trials are similar to ours;
•biopharmaceutical companies that generate revenue or had a recent commercial product launch;
•companies with market values of approximately .25 times to four times our market capitalization at the time;
•companies against which we believe we compete for executive talent; and
•public companies based in the United States whose compensation and financial data are available in proxy statements or through widely available compensation surveys.
Determination of 2023 Peer Group
In February 2023, our compensation committee conducted its annual review of our peer group with the assistance of Aon. Guided by the selection criteria described above, Aon evaluated the existing peer group and recommended removing five companies that no longer met the selection criteria (Biohaven Pharmaceutical Holding Company Ltd., MacroGenics, Inc., Sorrento Therapeutics, Inc., Vanda Pharmaceuticals, Inc. and Zogenix, Inc.) and adding five companies that met the selection criteria (Amicus Therapeutics, Inc., Exelixis, Inc., Halozyme Therapeutics, Inc., Ionis Pharmaceuticals, Inc., and Supernus Pharmaceuticals, Inc.). Consistent with those recommendations, our compensation committee determined that our group for 2023 would include the following companies: ACADIA Pharmaceuticals Inc. (ACAD), Amicus Therapeutics, Inc. (FOLD), Apellis Pharmaceuticals, Inc. (APLS), BioCryst Pharmaceuticals, Inc. (BCRX), Blueprint Medicines Corporation (BPMC), Exelixis, Inc. (EXEL), FibroGen, Inc. (FGEN), Halozyme Therapeutics, Inc. (HALO), Insmed Incorporated (INSM), Ionis Pharmaceuticals, Inc. (IONS), Neurocrine Biosciences, Inc. (NBIX), Pacira BioSciences, Inc. (PCRX), PTC Therapeutics, Inc. (PTCT), Sage Therapeutics, Inc. (SAGE), Sarepta Therapeutics, Inc. (SRPT), Supernus Pharmaceuticals, Inc. (SUPN) and Ultragenyx Pharmaceutical Inc. (RARE) (the “2023 Peer Group”).
Use of Market Data
Our compensation committee reviews target total compensation, comprising both target total cash compensation and equity compensation, against the market data described above primarily to ensure that our executive compensation program, as a whole, is positioned competitively to attract and retain the highest caliber of executive officers and that the total compensation opportunity for the executive officer group is aligned with our corporate objectives and strategic needs. Our compensation committee does not have a specific target compensation level for the named executive officers and does not otherwise use a formulaic approach to setting pay at a particular positioning within the market data; rather, the compensation committee reviews a range of market data reference points (generally at the 25th, 50th and 75th percentiles of the market data) as one factor before making compensation determinations.
Our compensation committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not take into account company to company variations among actual roles with similar titles or the specific performance of the executive officers. Additionally, notwithstanding the similarities of the peer companies to our Company, due to the nature of our business, we compete for executive talent with many public companies that are larger and more established than we are or that possess greater resources than we do, and with smaller private companies that may be able to offer greater equity compensation potential, as well as with prestigious academic and non-profit institutions.
Key Factors Used in Determining Executive Compensation
Our compensation committee generally considers criteria, with input from our Chief Executive Officer, including market factors, the experience level of the executive and the executive’s performance against established corporate goals, the compensation committee members’ collective understanding of compensation practices in the biopharmaceutical industry and such members’ experiences as seasoned executives, consultants, board and compensation committee members, or investors in similar biotechnology and specialty pharmaceutical industry companies, in determining executive compensation.

The specific performance factors our compensation committee generally considered when determining the compensation of our named executive officers in 2023 included:
•revenues generated from the sale of CAPLYTA;
•initiation and progress of preclinical development and clinical trials for our product candidates;
•achievement of regulatory milestones;
•establishment and maintenance of key strategic relationships and new business initiatives including financings; and
•development of organizational capabilities and managing our growth.
These performance factors were considered by our compensation committee in connection with our annual performance reviews described below and remain a critical component in the determination of annual cash bonus and equity incentive awards for our executives.
2023 Advisory Vote on Executive Compensation
At our 2023 annual meeting of stockholders, our stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for that meeting, pursuant to the compensation disclosure rules of the SEC. The proposal was supported by approximately 93% of the total votes cast. Our compensation committee reviewed the advisory vote results and, based on the strong level of support, determined that no significant changes to our executive compensation program were necessary for 2023 as a result of the advisory vote results. However, as further described below, our compensation committee adjusted the mix of annual equity awards granted in 2023 to increase the proportion delivered in the form of performance-based RSUs, or PRSUs, and to eliminate stock options. Our compensation committee will continue to monitor and evaluate our executive compensation program going forward in light of our stockholders’ views and our transforming business needs. Our compensation committee expects to continue to consider the outcome of our say-on-pay votes and our stockholders’ views when making future compensation decisions for the named executive officers.
Elements of Executive Compensation
The primary components of our executive compensation program are base salary, annual cash bonus awards and stock-based awards. We believe that these components, along with our other benefits and our commitment to career development, foster a productive, team-oriented work environment that offers our employees the flexibility and opportunity to thrive in a collaborative atmosphere and to receive meaningful rewards and recognition for their contributions to our growth and success. We view these components of compensation as related but distinct. That is, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on individual performance, Company performance, competitive compensation information in light of our recruiting and retention goals, and our view of internal equity and consistency. We believe that, as is common in the biopharmaceutical industry, stock-based awards, salary, and cash bonuses are all necessary to attract and retain employees. To date, we have not adopted any formal policies or guidelines for allocating compensation between long-term and short-term compensation, or between cash and non-cash compensation.
Base Salaries
Base salaries of our named executive officers (other than our Chief Executive Officer) are recommended and reviewed periodically by our Chief Executive Officer, and the base salary for each named executive officer is recommended by our compensation committee and approved by our board of directors. Adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, experience and sustained performance. Decisions regarding salary increases may take into account the named executive officer’s current salary, equity ownership and the amounts paid to individuals in comparable positions at our peer companies. No formulaic or guaranteed base salary increases are provided to our named executive officers. This strategy is consistent with our intent of offering compensation that is cost-effective, competitive and contingent on the achievement of performance objectives.

In February 2023, at the recommendation of the compensation committee, our board of directors approved the 2023 base salary levels set forth in the table below for our named executive officers. Each named executive officer’s base salary increase was based on a cost-of-living adjustment and informed by competitive market data.

Name	2022 Annual Base Salary ($)	2023 Annual Base Salary ($)	Percent Increase
Sharon Mates, Ph.D.	849,193	891,653	5%
Lawrence J. Hineline	498,804	523,744	5%
Michael I. Halstead	551,117	578,673	5%
Suresh Durgam, M.D.	542,651	569,784	5%
Mark Neumann	558,544	586,471	5%
Annual Cash Bonus Program and 2023 Target Amounts
Cash Bonuses Are Intended to Provide Incentives to Drive Company-Wide Performance. Each of our named executive officers is eligible to receive an annual cash bonus under our annual cash bonus program, but no such bonus is guaranteed. The determination of the amount of annual cash bonuses paid to our named executive officers generally reflects a number of considerations by the compensation committee acting in its judgment, including, among other things, the performance of the Company and its evaluation of the individual contribution and performance of each named executive officer. In exercising its judgment, the compensation committee performs a holistic review, taking into account competitive market dynamics as well as the macro-economic environment. In addition to granting awards under our annual cash bonus program, the compensation committee has discretion to grant cash bonuses outside of that program if it determines that it is in the best interests of the Company and our stockholders to do so. No special cash bonuses were granted to named executive officers in 2023.
Holistic Approach to Compensation Supports Strategic Objectives. Our compensation committee generally believes that a formulaic or purely quantitative approach to executive compensation is not the best way to foster long-term success for us as a biopharmaceutical company. Our compensation committee believes that our performance is measured generally by our ability to advance product candidates into and through the clinic toward the market and to secure capital to fund our programs and to operate our business efficiently, and our overall success requires interdisciplinary contribution across our executive management team. Our compensation committee utilizes specific strategic goals, including advancing our development programs, research function, clinical activities, commercialization activities and certain corporate and financial goals, to determine compensation only when it determines that such metrics neither encourage excessive risk-taking nor discourage innovative development activities and when such metrics fall primarily within the control of our executive management. Otherwise, the compensation committee takes a holistic approach, using its judgment and advice from its independent compensation consultant, focusing primarily on our overall Company performance, each named executive officer’s performance and qualitative factors, such as competitive market dynamics, the business environment in which the results were achieved and any unplanned positive or negative events.

Annual Cash Bonus Targets for 2023. The target levels for annual cash bonuses for our executive officers are set by the compensation committee as a percentage of each executive officer’s base salary. The percentages that were approved by our compensation committee were derived from peer group data that the compensation committee then interpreted to match the level of qualification and experience of the executive at the Company as well as based on internal comparisons. For 2023, the compensation committee determined that the target bonus levels for our named executive officers would remain at their 2022 levels (with a maximum payout of 300% of their respective bonus targets). Accordingly, the 2023 bonus target levels for our named executive were as follows:

Name	2023 Bonus Target (Percentage of 2023 Annual Base Salary)
Sharon Mates, Ph.D.	80%
Lawrence J. Hineline	40%
Michael I. Halstead	50%
Suresh Durgam, M.D.	50%
Mark Neumann	50%
2023 Bonus Decisions
In determining the amount of 2023 cash bonus payments, our compensation committee considered the Company’s very strong financial performance in 2023, driven by the robust growth in sales of CAPLYTA, the expansion of key commercial and clinical functions, and the significant progress made in advancing our late- and early-stage clinical programs. The table below reflects the corporate goals approved by the compensation committee, as well as the relevant corporate achievements that occurred in 2023.

Corporate Goals	2023 Performance
2023 Revenue Goal

• Achieve pre-established net revenue from product sales target between $440 million and $450 million	•Achieved 120% of revenue goal by generating approximately $462 million in net revenue from CAPLYTA in 2023

Corporate Goals

• Appropriately expand commercial, research and development, or R&D, and corporate functions to continue to effectively support the Company’s growth
• Manage selling, general and administrative, or SG&A, operating expenses to not exceed the Company’s 2023 guidance range
• Manage R&D operating expenses to not exceed the Company’s 2023 guidance range

•Expanded commercial and clinical functions and related groups in support of the Company’s growth through the addition of employees in key areas; also added additional infrastructure where appropriate to ensure adequate support of key activities in clinical, commercial and other functions
• SG&A operating expenses in 2023 were approximately $410 million, which was favorable to the Company’s 2023 guidance range of $420 million to $450 million
• R&D operating expenses in 2023 were approximately $180 million, which was favorable to the Company’s 2023 guidance range of $195 million to $220 million

Commercial Goals

• Effectively execute commercialization strategy for CAPLYTA for the treatment of schizophrenia and bipolar depression, including maximizing sales force performance and ensuring compliance with applicable federal and state requirements
• Enhance sales force productivity as COVID-19-related restrictions subside, as measured by pre-established targets; and develop and deliver effective bipolar depression TV campaigns that result in an impact rating greater than pre-established targets

• Successfully delivered consistent and robust prescription growth of CAPLYTA throughout 2023, exceeding the Company’s initial forecast; expanded strong payer access to CAPLYTA across all three major channels; and ensured commercial execution was consistent with all applicable compliance-related requirements
• Increased sales force productivity year-over-year and developed and delivered effective bipolar depression TV campaigns

Pipeline Development Goals

• Progress Study 501 and Study 502, global Phase 3 clinical trials evaluating lumateperone 42mg as an adjunctive treatment to antidepressants for the treatment of MDD
• Progress ITI-1284 clinical development
•Advance preclinical development programs for existing and new compounds and indications

•Completed enrollment in Study 501 and progressed enrollment in Study 502; and, subject to the results of these studies, expected to file a supplemental New Drug Application with the FDA for approval of lumateperone as an adjunctive therapy to antidepressants for the treatment of MDD in the second half of 2024
• Completed clinical conduct in several Phase 1 studies in which ITI-1284 was generally safe and well-tolerated; and expected to commence clinical conduct in Phase 2 studies in the first half of 2024
•Advanced several preclinical development programs, including introducing the ITI-1500 program, a new drug discovery program focused on the development of novel non-hallucinogenic psychedelics for the treatment of mood, anxiety and other neuropsychiatric disorders without the liabilities of known psychedelics, and progressing the Phase 1 program for ITI-1020 and the preclinical activities for ITI-333

To determine each named executive officer’s 2023 cash bonus payment, our compensation committee considered each individual’s contributions toward the accomplishments noted above, as follows:
•Dr. Mates: our compensation committee considered Dr. Mates’ critical role in overseeing the Company’s R&D, commercial and corporate strategies in 2023. Her oversight substantially contributed to the continued successful commercialization of CAPLYTA for the treatment of bipolar depression and schizophrenia and significant revenue growth in 2023. Our compensation committee also considered Dr. Mates’ significant involvement in determining our product development strategies and her critical role in advancing our development programs, including the successful advancement of our MDD program and the positive results in Study 403 evaluating lumateperone as monotherapy in patients with MDD with mixed features and bipolar depression with mixed features.
•Mr. Hineline: our compensation committee considered Mr. Hineline’s role in leading the finance organization in support of the Company’s growth in 2023, supporting the commercial organization in connection with the continued successful commercialization of CAPLYTA, ensuring the implementation and maintenance of effective internal controls, maintaining an accurate financial forecast for planning purposes, ensuring an appropriate structure for the finance group, implementing systems necessary to support the Company’s growth and working effectively with the audit committee.
•Mr. Halstead: our compensation committee considered Mr. Halstead’s role in successfully supporting our corporate, compliance and regulatory initiatives. In addition, our compensation committee considered the extensive support Mr. Halstead provided for all of the Company’s functions as the Company continued to expand in 2023, in particular the commercial organization in connection with the continued successful commercialization of CAPLYTA. Mr. Halstead also ensured the timely filing of all SEC-required disclosures and effectively managed all board interactions as Corporate Secretary.
•Dr. Durgam: our compensation committee considered Dr. Durgam’s role in leading the clinical and regulatory organizations in connection with the advancement of our development programs, including those focused on MDD and mixed features in MDD and bipolar depression. The compensation committee also considered Dr. Durgam’s leadership of Study 403 evaluating lumateperone as monotherapy in patients with MDD with mixed features and bipolar depression with mixed features which resulted in positive study results. In addition, our compensation committee considered Dr. Durgam’s extensive support of the clinical and regulatory efforts made in connection with progressing our earlier stage pipeline products. The compensation committee also considered Dr. Durgam’s leadership of the continued expansion of the clinical organization that has been necessary to support the significant increase in the number of clinical trials and related activities that the Company is conducting in support of its numerous development programs.
•Mr. Neumann: our compensation committee considered Mr. Neumann’s role in leading the commercial organization as it continued to successfully commercialize CAPLYTA and increase revenues in 2023 to $462.2 million in net product revenues of CAPLYTA, representing 86% year-over-year growth. Our compensation committee also considered Mr. Neumann’s leadership of our sales force’s efforts that resulted in CAPLYTA prescriptions increasing substantially with 85% year-over-year growth in total prescriptions. In addition, our compensation committee considered Mr. Neumann’s substantial support of the Company’s investor relations initiatives.
The board of directors, as recommended by the compensation committee, awarded the following cash bonuses to our named executive officers for performance during fiscal 2023:

Name	2023 Annual Cash Bonus ($)	2023 Annual Cash Bonus As a Percentage of 2023 Annual Base Salary	2023 Annual Cash Bonus As a Percentage of 2023 Annual Target Bonus
Sharon Mates, Ph.D.	1,426,645	160%	200%
Lawrence J. Hineline	314,246	60%	150%
Michael I. Halstead	434,005	75%	150%
Suresh Durgam, M.D.	427,338	75%	150%
Mark Neumann	439,853	75%	150%

Equity Awards
The primary goal of our long-term, equity-based incentive awards is to align the interests of our named executive officers with the interests of our stockholders. Because vesting of equity grants is subject to continued service, our equity-based incentives also encourage the retention of our named executive officers during the award’s vesting period. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of factors, such as the relative job scope, the value of existing stockholdings and long-term incentive awards, individual performance history, Company performance, retention considerations and the size of prior grants.
We have not established a formula or program for determining the size of any equity award, and our compensation committee retains discretion to make such awards to employees at any time, including in connection with the promotion of an employee, to reward an employee, for retention purposes or in other circumstances recommended by management.
Equity grants are made in the year following the year of performance but are shown in the “Summary Compensation Table” for the year of grant in accordance with the rules for disclosing equity compensation. Based on the recommendations of Aon with respect to market and peer company practices, the achievement of 2022 corporate performance accomplishments (including the successful launch of CAPLYTA for the treatment of bipolar depression, strong commercial execution that resulted in record revenues and net product sales for the Company, important progress made in advancing our development programs for our product candidates, including lumateperone LAI and ITI-1284, the expansion of our commercial and other infrastructure, and the successful completion of a $460 million public offering resulting in net proceeds to the Company of approximately $434 million), an evaluation of each named executive officer’s performance, position, tenure, experience, expertise and leadership, and 2022 individual performance accomplishments, each named executive officer was granted equity awards for the number of shares set forth below in the “2023 Grants of Plan-Based Awards” table on page 39.
In 2023, the compensation committee made the decision to award our named executive officers’ 2023 equity grants in the form of RSUs and PRSUs, as it believes this mix strikes the right balance between the retentive nature of RSUs and the variable, performance-based nature of PRSUs, and it also reduces the dilutive effect of the annual equity grants. The compensation committee annually considers the appropriate mix of equity awards and incorporates performance-based equity awards when it determines that important milestones should form the basis of a performance-based equity grant and that such a grant would not promote excessive risk taking that could adversely impact the Company or its commercialization or research or development of pharmaceutical products. For 2023, the compensation committee decided to place more emphasis on PRSUs to further reinforce our commitment to align executive pay with the Company’s performance and the interests of our stockholders for near- and long-term performance. Accordingly, in 2023, the compensation committee granted 75% in the form of time-based RSU awards and 25% in the form of PRSUs.

Name	Grant Date Fair Value of 2023 Time- Based RSU Award ($)	Grant Date Fair Value of 2023 Performance- Based RSU Award (Target) ($)	Aggregate Grant Date Fair Value of 2023 Annual Grant ($)
Sharon Mates, Ph.D.	5,812,500	1,937,484	7,749,984
Lawrence J. Hineline	1,874,951	625,047	2,499,998
Michael I. Halstead	1,874,951	625,047	2,499,998
Suresh Durgam, M.D.	1,874,951	625,047	2,499,998
Mark Neumann	1,874,951	625,047	2,499,998
The 2023 PRSU awards are eligible to be earned based on the achievement of two performance milestones, each weighted 50%: (1) the total stockholder return, or TSR, of Company stock relative to the TSR of companies in the Nasdaq Biotechnology Index over the three-year period ending on December 31, 2025; and (2) the achievement of three pre-established clinical milestones, one that must be achieved on or before December 31, 2025 and two that must be achieved on or before December 31, 2024. For the TSR metric, the number of PRSUs that may be earned by the executive officers in respect of the TSR metric will be determined on a straight-line interpolated basis between 50% and 150%. The design avoids encouraging imprudent risk-taking through artificial cliffs in the design of the PRSUs. We believe disclosing specific targets while the performance periods are ongoing could cause competitive harm. However, such targets will be disclosed in 2026 following the certification of results by the compensation committee.

2021 PRSU Award Payout
In 2021, the compensation committee granted PRSU awards to our named executive officers that would vest based on the achievement of two performance milestones, each weighted 50%: (1) the Company’s TSR relative to the TSR of companies in the Nasdaq Biotechnology Index over the three-year period ending on December 31, 2023, based on the schedule set forth below; and (2) the achievement of the following pre-established clinical milestones on or before February 23, 2024: (i) complete pharmacokinetic study for pediatric schizophrenia; (ii) initiate patient enrollment in Phase 3 schizophrenia relapse prevention study; (iii) complete at least 75% of target patient enrollment in Phase 3 study of lumateperone in MDD (unless terminated earlier due to success); and (iv) complete Study 403 mixed episodes study.

Company’s Relative TSR Percentile v. Nasdaq Biotechnology Companies	PRSUs Vesting as a Percentage of Target
Relative TSR > 71st percentile or above	150%
51st percentile < Relative TSR < 71st percentile	Linearly interpolated between 100% and 150%
Relative TSR = 51st percentile	100%
31st percentile < Relative TSR < 51st percentile	Linearly interpolated between 50% and 100%
Relative TSR = 31st percentile	50%
Relative TSR < 31st percentile	0%
Based on the Company’s TSR of approximately 136% for the three-year period ending on December 31, 2023, the Company ranked at the 95th percentile relative to our peers in the Nasdaq Biotechnology Index. Accordingly, each named executive officer earned 150% of the target number of PRSUs underlying the TSR-based portion of their respective 2021 PRSU awards. Additionally, the Company achieved each of the pre-established clinical milestones on or before February 23, 2024, resulting in each named executive officer earning 100% of the target number of PRSUs underlying the milestone-based portion of their respective 2021 PRSU awards. Accordingly, each of our named executive officers vested in a total of 125% of the target value of their respective 2021 PRSU awards.
Severance and Change in Control Arrangements
Each of the employment agreements of our named executive officers provides that the named executive officer is eligible to receive severance payments and benefits upon an involuntary termination of employment or a termination for good reason within three months before or 12 months following a change in control of our Company. We believe that this protection serves to encourage continued attention and dedication to duties without distraction arising from the possibility of a change in control, and provides the business with a smooth transition in the event of such a termination of employment in connection with a transaction. This severance and change in control arrangement is designed to retain our named executive officers in these key positions as we compete for talented executives in the marketplace where such protections are commonly offered.
For a detailed description of the severance provisions contained in our named executive officers’ employment agreements, see “Executive Officer and Director Compensation—Potential Payments upon Termination or Change-in-Control” below.
Section 280G of the Code
Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, disallows a tax deduction with respect to excess parachute payments to certain executives of companies that undergo a change in control. In addition, Section 4999 of the Code imposes a 20% excise tax on the individual with respect to the excess parachute payment. Parachute payments are compensation linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G of the Code based on the executive’s prior compensation.

Under each of their employment agreements, entered into in 2008, Dr. Mates and Mr. Hineline are entitled to a gross-up payment that will make her or him whole in the event that any parachute payment excise taxes are imposed on her or him. This arrangement has been in place since we were a private company. We provide this protection to Dr. Mates and Mr. Hineline to help ensure that they will be properly incentivized in the event of a potential change in control of the Company to maximize stockholder value in a transaction without concern for potential consequences of the transaction to her or him. Based on the assumptions described below under “Executive Officer and Director Compensation—Potential Payments upon Termination or Change-in-Control,” upon a termination of employment or a change of control as of December 31, 2023, Dr. Mates and Mr. Hineline would not be entitled to any tax gross-up payment. In 2015, the compensation committee determined that future employment agreements entered into with newly promoted or newly hired executive officers will not include any tax gross-up provisions or any provision providing that unvested equity will immediately vest upon a change in control. Consistent with this decision, Mr. Halstead, Dr. Durgam and Mr. Neumann’s employment agreements do not include any such provisions. Rather, their employment agreements include a Section 280G “best after tax” provision, meaning, if any payments due under their employment agreements would otherwise constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.
Other Elements of Compensation and Perquisites
Our named executive officers are also entitled to additional benefits and perquisites that are available to all of our full-time employees. All of our full-time employees, including our named executive officers, are eligible to participate in our 401(k) plan. For all of our full-time employees, in 2023, we made a matching contribution of up to 100% on the first 6% of contributions made by participants. We also pay the premiums of a term life insurance policy to benefit each of our full-time employees, including our named executive officers, in an amount that is one times the employee’s salary up to $750,000. In addition, all of our full-time employees, including our named executive officers, benefit from participation in our health and welfare plans.
Additional Compensation Information
Equity Grant Timing
Historically, annual equity grants to all employees, including management, are made in the first quarter of each year in an effort to link employees’ compensation more closely to the recently completed fiscal year. Annual equity grants for 2023 performance were granted in March 2024.
Accounting and Tax Considerations
Under FASB Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC 718, the Company is required to estimate and record an expense for each award of equity compensation (including stock options and RSUs) over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019.
Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with the Company’s business needs.

Insider Trading Policy and Hedging and Pledging Prohibitions
We maintain an Insider Trading Policy that prohibits our officers, directors, employees and consultants from, among other things, engaging in speculative transactions in our securities, including by way of the purchase or sale of “put” or “call” options or other derivative securities directly linked to our equity; short sales of our equity; the use of our equity as a pledge or as collateral in a margin account; and trading in straddles, equity swaps, or other hedging transactions directly linked to our equity, even if such persons do not possess material, nonpublic information.
Executive Officer Stock Ownership Guidelines
Because of the importance of linking the interests of management and stockholders, in 2021, our board of directors established stock ownership guidelines for our executive officers. These guidelines specify the number of shares that our executive officers must accumulate and hold within five years from the later of the effective date of implementation of the guidelines or the date the individual was hired or promoted to an executive officer position. Under the guidelines, ownership targets are set at a value greater than or equal to three times base salary in the case of our Chief Executive Officer, and greater than or equal to one times base salary in the case of our other executive officers. The following forms of equity count toward the ownership guideline: shares owned outright; restricted stock units; and vested but unexercised “in-the-money” stock options. The Company reviews compliance annually, valuing stock at the fair market value based on the average closing price for the 90 trading days preceding (and including) the measurement date.
Clawback Policy
In November 2023, we adopted a clawback policy that complies with the new listing standards adopted by Nasdaq that implement the new SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation. The clawback policy requires the Company to recover from covered executive officers the amount of erroneously awarded incentive-based compensation resulting from an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, subject to limited exceptions.

COMPENSATION COMMITTEE REPORT
The compensation committee of our board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement.

Members of the Intra-Cellular Therapies, Inc.
Compensation Committee
Joel S. Marcus (Chairman)
Rory B. Riggs
Robert L. Van Nostrand

RISKS RELATED TO COMPENSATION PRACTICES AND POLICIES
Consistent with SEC disclosure requirements, we have assessed our compensation policies, practices and awards, and have concluded that our compensation policies, practices and awards do not create risks that are reasonably likely to have a material adverse effect on the Company. Our management assessed our compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. We do not have any programs where the ability of a participant may directly affect variability or timing of payout. Rather, our compensation programs include a combination of fixed base salaries, cash bonuses, long-term incentive awards, and employee retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees. The compensation policies and practices are substantially the same.
Based on the foregoing, we believe that our compensation policies, practices and awards do not create risks that are likely to have a material adverse effect on the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the compensation committee with regard to executive compensation programs.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
2023 Summary Compensation Table
The following table shows the total compensation paid or accrued to our named executive officers during the last three fiscal years ended December 31, 2023, 2022 and 2021. Our named executive officers consist of our Chief Executive Officer, our Chief Financial Officer, and our three next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2023.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Sharon Mates, Ph.D.	2023	891,653	1,426,645	7,749,984	—	18,131	10,086,413
Chairman and Chief Executive Officer(4)	2022	849,193	1,358,709	4,899,997	2,099,991	24,967	9,232,857
	2021	793,638	1,428,548	3,500,012	1,499,978	23,767	7,245,943

Lawrence J. Hineline	2023	523,744	314,246	2,499,998	—	23,122	3,361,110
Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary	2022	498,804	299,282	1,329,979	569,966	22,447	2,720,478
	2021	479,619	287,771	1,155,026	494,953	23,623	2,440,992

Michael I. Halstead	2023	578,673	434,005	2,499,998	—	13,557	3,526,233
President(5)	2022	551,117	413,338	1,750,007	749,964	19,196	3,483,622
	2021	529,920	529,920	1,225,006	524,969	17,960	2,827,775

Suresh Durgam, M.D.	2023	569,784	427,338	2,499,998	—	14,055	3,511,175
Executive Vice President, Chief Medical Officer	2022	542,651	406,988	1,750,007	749,964	12,197	3,461,807
	2021	507,150	507,150	1,225,006	524,969	11,401	2,775,676

Mark Neumann	2023	586,471	439,853	2,499,998	—	16,706	3,543,028
Executive Vice President, Chief Commercial Officer	2022	558,544	418,908	1,750,007	749,964	20,906	3,498,329
	2021	537,061	349,090	1,225,006	524,969	120,960	2,757,086
(1)The amounts in this column reflect the aggregate grant date fair value of stock awards granted during 2023, 2022 and 2021, respectively, computed in accordance with ASC 718. The weighted average grant date fair values of stock awards granted during these years are included in Note 8 to our consolidated financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023. The grant date fair value of each time-based RSU award is measured based on the closing price of our common stock on the date of grant. The value of the PRSU awards granted in 2023 to each of Dr. Mates, Mr. Hineline, Mr. Halstead, Dr. Durgam and Mr. Neumann based upon the then-probable outcome of the performance conditions, as computed in accordance with ASC 718, was $1,937,484, $625,047, $625,047, $625,047 and $625,047 for each award, respectively. Assuming that the maximum level of performance will be achieved, and assuming the $47.59 closing price of our shares on the date of grant, the value of each such PRSU award is $2,421,855, $781,237, $781,237, $781,237, and $781,237, respectively. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers.
(2)The options granted in 2022 were for such named executive officers’ performance in 2021 and the options granted in 2021 were for such named executive officers’ performance in 2020. These amounts represent the aggregate grant date fair value of the option awards granted to our named executive officers, computed in accordance with ASC 718, using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. See Note 8 to our consolidated audited financial statements for the year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023 for details as to the assumptions used to calculate the fair value of the option awards.
(3)For the fiscal year ended December 31, 2023, consists of $8,382 for Dr. Mates, $4,385 for Mr. Hineline, $1,447 for Mr. Halstead, $2,659 for Dr. Durgam, and $2,606 for Mr. Neumann in life insurance premiums we paid for a term life insurance policy to benefit the named executive officer, and the balance in matching contributions under our 401(k) plan.
(4)Dr. Mates also served as President of the Company during the years ended December 31, 2023, 2022 and 2021.

(5)Mr. Halstead served as Executive Vice President, General Counsel and Secretary of the Company during the years ended December 31, 2023, 2022 and 2021.
2023 Grants of Plan-Based Awards
The following table shows information regarding grants of equity awards that we made during the fiscal year ended December 31, 2023 to each of our named executive officers. We did not grant any non-equity incentive plan awards during the fiscal year ended December 31, 2023.

	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (#)(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Threshold	Target	Maximum
Sharon Mates, Ph.D.	3/6/23	—	—	—	122,137	5,812,500
	3/6/23	20,356	40,712	50,890	—	1,937,484
Lawrence J. Hineline	3/6/23	—	—	—	39,398	1,874,951
	3/6/23	6,567	13,134	16,416	—	625,047
Michael I. Halstead	3/6/23	—	—	—	39,398	1,874,951
	3/6/23	6,567	13,134	16,416	—	625,047
Suresh Durgam, M.D.	3/6/23	—	—	—	39,398	1,874,951
	3/6/23	6,567	13,134	16,416	—	625,047
Mark Neumann	3/6/23	—	—	—	39,398	1,874,951
	3/6/23	6,567	13,134	16,416	—	625,047
(1)The amounts shown represent the number of shares of our common stock that could be earned with respect to the PRSU awards granted in 2023. The number of PRSUs that will become earned and vest, and the resulting number of shares of our common stock to be issued, will be determined as soon as administratively practicable after completion of the three-year performance period ending December 31, 2025, and the number of shares can range from 0% to a maximum of 150% of the target number. The PRSU awards are described in further detail under “Compensation Discussion and Analysis—Elements of Executive Compensation—Equity Awards” above.
(2)These amounts represent the aggregate grant date fair value for option awards, RSU awards and PRSU awards granted to our named executive officers, computed in accordance with ASC 718. The grant date fair value of each time-based RSU award is measured based on the closing price of our common stock on the date of grant. The value of the PRSU awards is based upon the then-probable outcome of the performance conditions, as computed in accordance with ASC 718.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Sharon Mates, Ph.D.
We entered into an employment agreement with Dr. Mates in February 2008, who has been our Chief Executive Officer since 2002 and was our President from 2002 to March 2024. The agreement provides for an annual salary review and adjustment in the discretion of our board of directors, and that Dr. Mates is eligible for bonus payments and stock options as may be awarded by our board of directors. Effective January 1, 2024, her annual base salary was increased from $891,653 to $936,236, and her target bonus was increased from 80% to 100% of her base salary. In addition, her employment agreement provides that we will pay the premium on a life insurance policy in an amount equal to one and one half times her base salary; however, we paid a premium on a life insurance policy, to which she assented, in an amount that is one times her salary up to $750,000, with an age reduction in the benefit of 35% at age 65, 50% at age 70, 65% at age 75 and 80% at age 80. The employment agreement also provides that Dr. Mates is entitled to participate in our benefit plans on the same basis as other executive level employees as well as long-term disability insurance and reimbursement for reasonable business expenses. The initial term of the agreement was three years and will be renewed for successive one year terms, unless we or Dr. Mates provides notice that we or she, as the case may be, does not wish to renew the agreement or wishes to renew the agreement on different terms than those contained in the agreement.

Dr. Mates is entitled to certain benefits in connection with a termination of her employment or a change of control as discussed below under “—Potential Payments upon Termination or Change-in-Control.”
Lawrence J. Hineline
We entered into an employment agreement with Mr. Hineline in February 2008, who has been our Senior Vice President of Finance, Chief Financial Officer and Treasurer since 2019 and was our Vice President of Finance, Chief Financial Officer and Treasurer from 2002 until 2018 and was our Secretary from 2002 to 2014. The agreement provides for an annual salary review and adjustment in the discretion of our board of directors, and that Mr. Hineline is eligible for bonus payments and stock options as may be awarded by our board of directors. Effective January 1, 2024, his annual base salary was increased from $523,744 to $549,931. In addition, his employment agreement provides that we will pay the premium on a life insurance policy in an amount equal to one and one half times his base salary; however, we paid a premium on a life insurance policy, to which he assented, in an amount that is one times his salary up to $750,000, with an age reduction in the benefit of 35% at age 65, 50% at age 70, 65% at age 75 and 80% at age 80. The employment agreement also provides that Mr. Hineline is entitled to participate in our benefit plans on the same basis as other executive level employees as well as long-term disability insurance and reimbursement for reasonable business expenses. The initial term of the agreement was three years and will be renewed for successive one year terms, unless we or Mr. Hineline provides notice that we or he, as the case may be, does not wish to renew the agreement or wishes to renew the agreement on different terms than those contained in the agreement.
Mr. Hineline is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “—Potential Payments upon Termination or Change-in-Control.”
Michael I. Halstead
We entered into an employment agreement with Mr. Halstead in August 2015, who has been our President since March 2024, and was our Executive Vice President from 2019 until March 2024, Senior Vice President from 2014 until 2018, and General Counsel and Secretary from 2014 until April 2024. The agreement provides for an annual salary review and adjustment in the discretion of our board of directors, and that Mr. Halstead is eligible for bonus payments and equity grants as may be awarded by our board of directors. Effective January 1, 2024, his annual base salary was increased from $578,673 to $636,540, and his target bonus was increased from 50% to 55% of his annual base salary. In addition, his employment agreement provides that we will pay the premium on a life insurance policy in an amount of $150,000; however, we paid a premium on a life insurance policy, to which he assented, in an amount that is one times his salary up to $750,000, with an age reduction in the benefit of 35% at age 65, 50% at age 70, 65% at age 75 and 80% at age 80. The employment agreement also provides that Mr. Halstead is entitled to participate in our benefit plans on the same basis as other executive level employees as well as long-term disability insurance and reimbursement for reasonable business expenses. The initial term of the agreement is three years and will be renewed for successive one year terms, unless we or Mr. Halstead provides notice that we or he, as the case may be, does not wish to renew the agreement or wishes to renew the agreement on different terms than those contained in the agreement.
Mr. Halstead is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “—Potential Payments upon Termination or Change-in-Control.”

Suresh Durgam, M.D.
We entered into an employment agreement with Dr. Durgam in September 2018, who has been our Executive Vice President, Chief Medical Officer since February 2022, was our Senior Vice President, Chief Medical Officer from 2020 until January 2022, and was our Senior Vice President, Late Stage Clinical Development and Medical Affairs from 2018 until 2020. The agreement provides for an annual salary review and adjustment in the discretion of our board of directors, and that Dr. Durgam is eligible for bonus payments and equity grants as may be awarded by our board of directors. Effective January 1, 2024, his annual base salary was increased from $569,784 to $598,273. In addition, his employment agreement provides that we will pay the premium on a life insurance policy in an amount of $150,000; however, we paid a premium on a life insurance policy, to which he assented, in an amount that is one times his salary up to $750,000, with an age reduction in the benefit of 35% at age 65, 50% at age 70, 65% at age 75 and 80% at age 80. The employment agreement also provides that Dr. Durgam is entitled to participate in our benefit plans on the same basis as other executive level employees as well as long-term disability insurance and reimbursement for reasonable business expenses. The initial term of the agreement is three years and will be renewed for successive one year terms, unless we or Dr. Durgam provides notice that we or he, as the case may be, does not wish to renew the agreement or wishes to renew the agreement on different terms than those contained in the agreement.
Dr. Durgam is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “—Potential Payments upon Termination or Change-in-Control.”
Mark Neumann
We entered into an employment agreement with Mr. Neumann in October 2018, who has been our Executive Vice President, Chief Commercial Officer since October 2018. The agreement provides for an annual salary review and adjustment in the discretion of our board of directors, and that Mr. Neumann is eligible for bonus payments and equity grants as may be awarded by our board of directors. Effective January 1, 2024, his annual base salary was increased from $586,471 to $615,795. In addition, his employment agreement provides that we will pay the premium on a life insurance policy in an amount of $150,000; however, we paid a premium on a life insurance policy, to which he assented, in an amount that is one times his salary up to $750,000, with an age reduction in the benefit of 35% at age 65, 50% at age 70, 65% at age 75 and 80% at age 80. The employment agreement also provides that Mr. Neumann is entitled to participate in our benefit plans on the same basis as other executive level employees as well as long-term disability insurance and reimbursement for reasonable business expenses. The initial term of the agreement is three years and will be renewed for successive one year terms, unless we or Mr. Neumann provides notice that we or he, as the case may be, does not wish to renew the agreement or wishes to renew the agreement on different terms than those contained in the agreement.
Mr. Neumann is entitled to certain benefits in connection with a termination of his employment or a change of control as discussed below under “—Potential Payments upon Termination or Change-in-Control.”
Pursuant to their respective proprietary information, inventions, and non-competition agreements, Dr. Mates, Mr. Hineline, Mr. Halstead, Dr. Durgam and Mr. Neumann have agreed to not (i) solicit customers, consultants, contractors or employees of ours for a period of one year after the termination of her or his employment or (ii) compete with us for a period of one year after the later of the termination of her or his employment or the date a court of competent jurisdiction enters an order enforcing the non-competition provision.

Outstanding Equity Awards at 2023 Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Sharon Mates, Ph.D.	200,000	0		16.86	6/30/2024
	228,380	0		17.57	1/2/2025
	86,003	0		53.63	1/4/2026
	135,399	0		15.73	1/3/2027
	138,473	0		15.47	1/3/2028
	172,697	0		12.73	1/8/2029
	66,886	0		23.94	2/18/2030
	35,647	17,824	(3)	36.89	2/22/2031
	16,722	33,445	(4)	56.73	3/9/2032
						22,590	(5)	1,617,896
						41,131	(6)	2,945,802
						122,137	(7)	8,747,452
									27,108	(8)	1,941,475
									24,678	(9)	1,767,438
									40,712	(10)	2,915,793

Lawrence J. Hineline	0	5,882	(3)	36.89	2/22/2031
	0	9,078	(4)	56.73	3/9/2032
						7,455	(5)	533,927
						11,164	(6)	799,566
						39,398	(7)	2,821,685
									8,946	(8)	640,713
									6,698	(9)	479,711
									13,134	(10)	940,657

Michael I. Halstead	40,472	0		53.63	1/4/2026
	46,115	0		12.73	1/8/2029
	26,754	0		23.94	2/18/2030
	12,476	6,238	(3)	36.89	2/22/2031
	5,972	11,944	(4)	56.73	3/9/2032
						7,907	(5)	566,299
						14,690	(6)	1,052,098
						39,398	(7)	2,821,685
									9,488	(8)	679,531
									8,814	(9)	631,259
									13,134	(10)	940,657

Suresh Durgam, M.D.	62,282	0		19.87	8/15/2028
	53,967	0		12.73	1/8/2029
	33,443	0		23.94	2/18/2030
	12,476	6,238	(3)	36.89	2/22/2031
	5972	11,944	(4)	56.73	3/9/2032
						7,907	(5)	566,299
						14,690	(6)	1,052,098
						39,398	(7)	2,821,685
									9,488	(8)	679,531
									8,814	(9)	631,259
									13,134	(10)	940,657

Mark Neumann	12,476	6,238	(3)	36.89	2/22/2031
	5,972	11,944	(4)	56.73	3/9/2032
						7,907	(5)	566,299
						14,690	(6)	1,052,098
						39,398	(7)	2,821,685
									9,488	(8)	679,531
									8,814	(9)	631,259
									13,134	(10)	940,657
(1)All options have a ten-year term from the date of grant.
(2)The market value of the stock awards is based on the closing price of our common stock of $71.62 per share on December 29, 2023.
(3)Each option to purchase our common stock that expires on February 22, 2031 vested as to 1/3 of the shares on February 23, 2022, 1/3 of the shares on February 23, 2023 and 1/3 of the shares on February 23, 2024.
(4)Each option to purchase our common stock that expires on March 9, 2032 vested as to 1/3 of the shares on March 10, 2023 and 1/3 of the shares on March 10, 2024 and will vest as to 1/3 of the shares on March 10, 2025.
(5)These RSUs vested as to 1/3 of the shares on February 23, 2022, 1/3 of the shares on February 23, 2023 and 1/3 of the shares on February 23, 2024.
(6)These RSUs vested as to 1/3 of the shares on March 10, 2023 and 1/3 of the shares on March 10, 2024 and will vest as to 1/3 of the shares on March 10, 2025.
(7)These RSUs vested as to 1/3 of the shares on March 6, 2024 and will vest as to 1/3 of the shares on March 6, 2025 and 1/3 of the shares on March 6, 2026.
(8)The amounts shown represent the target number of shares of our common stock that could be earned with respect to the PRSU awards granted in 2021. The number of PRSUs that were earned and vested, and the resulting number of shares of our common stock that were issued, were determined as soon as administratively practicable after completion of the three-year performance period ending December 31, 2023, and the number of shares could have ranged from 0% to a maximum of 150% of the target number. The PRSU awards are described in further detail under “Compensation Discussion and Analysis—Elements of Executive Compensation—Equity Awards” above.
(9)The amounts shown represent the target number of shares of our common stock that could be earned with respect to the PRSU awards granted in 2022. The number of PRSUs that will become earned and vest, and the resulting number of shares of our common stock to be issued, will be determined as soon as administratively practicable after completion of the three-year performance period ending December 31, 2024, and the number of shares can range from 0% to a maximum of 150% of the target number. The PRSU awards are described in further detail under “Compensation Discussion and Analysis—Elements of Executive Compensation—Equity Awards” above.
(10)The amounts shown represent the target number of shares of our common stock that could be earned with respect to the PRSU awards granted in 2023. The number of PRSUs that will become earned and vest, and the resulting number of shares of our common stock to be issued, will be determined as soon as administratively practicable after completion of the three-year performance period ending December 31, 2025, and the number of shares can range from 0% to a maximum of 150% of the target number. The PRSU awards are described in further detail under “Compensation Discussion and Analysis—Elements of Executive Compensation—Equity Awards” above.

Option Exercises and Stock Vested in 2023
The following table shows information regarding exercises of options to purchase our common stock and the vesting of RSUs held by each of our named executive officers during the fiscal year ended December 31, 2023.

	Option Awards		Stock Awards		Performance Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Sharon Mates, Ph.D.	50,000	2,158,800	71,003	3,373,952	41,770	1,847,905
Lawrence J. Hineline	135,822	3,776,632	23,480	1,123,093	15,663	692,931
Michael I. Halstead	50,000	2,016,652	26,389	1,256,918	16,708	739,162
Suresh Durgam, M.D.	—	—	23,604	1,117,640	—	—
Mark Neumann	82,054	3,080,364	26,389	1,256,918	16,708	739,162
(1)The value realized on exercise is based on the difference between the closing price of our common stock on The Nasdaq Global Select Market on the date of exercise and the applicable exercise price of those options and does not represent actual amounts received by the individual as a result of the option exercises.
(2)The value realized on vesting is calculated by multiplying the number of vested shares by the closing price of our common stock on The Nasdaq Global Select Market on the applicable vesting date.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
Potential Payments upon Termination or Change-in-Control
We have agreed to provide severance and change of control payments and benefits to our named executive officers under specified circumstances, as described below:

Sharon Mates, Ph.D.
If Dr. Mates’ employment is terminated for any reason, she will be entitled to compensation and benefits through the last day of her employment, including accrued but untaken vacation. If her employment is terminated due to her death or disability, we will also pay her or her estate the compensation which would otherwise have been payable to her through the end of the month in which such termination occurs as well as payment for any accrued but untaken vacation. If her employment is terminated without cause by us or she terminates her employment for good reason, she will receive the following severance benefits following her employment termination, on condition that she executes a general release in our favor: (a) payment of 12 months of her then current base salary and the pro rata portion of an amount equal to the bonus she was awarded for the previous year, if any, which severance payments will be paid in one lump sum on the date the general release she executes becomes effective; (b) payment for 12 months of the portion of the COBRA premiums that we paid prior to her termination; and (c) all of her unvested equity will become fully vested and exercisable. Dr. Mates will also be entitled to such severance benefits if we elect not to renew her employment agreement for reasons other than death, disability or cause, but (i) such severance benefits are conditioned on Dr. Mates executing a general release in favor of us, returning all our property, and complying with her employment agreement, proprietary information, inventions, and non-competition agreement, and the general release and (ii) Dr. Mates will not be eligible for such severance benefits if she or we wish to renew the agreement on different terms than those contained in her employment agreement. In the event of a change of control, all of her unvested equity will immediately vest. If her employment is terminated for reasons other than death or disability within three months before or 12 months following a change of control, she terminates her employment for good reason during such period, or she terminates her employment for any reason within one month following a change of control, she will be eligible for the following severance benefits following her employment termination: (a) payment of 18 months of her then current base salary and the pro rata portion of an amount equal to the bonus she was awarded for the previous year, which severance payments will be paid in one lump sum on the eighth day following the effective date of the general release; and (b) payment for 18 months of the portion of the COBRA premiums that we paid prior to her termination. In addition, we have agreed to pay a tax gross-up to Dr. Mates if any amounts payable by us (or a successor) to her become subject to excise taxes under Sections 280G and 4999 of the Code. Such severance benefits following a change of control are payable on condition that she executes a general release in favor of us, returns all our property and complies with her post-termination obligations under her employment agreement, her proprietary information, inventions, and non-competition agreement, and her general release.

The following table sets out the estimated potential payments upon termination or a change in control for Dr. Mates, based on the assumptions discussed above and assuming such event occurred on December 29, 2023, the last business day of 2023:

Dr. Mates	Termination by the Company without Cause or by the Executive for Good Reason Absent a Change in Control ($)	Acceleration of Vesting upon a Change in Control without Termination ($)	Termination by the Company
(Other than for Death or
Disability) or by the Executive for Good
Reason Within 3 Months Before or
12 Months Following a Change in
Control or by Executive for any
Reason Within One Month
Following a Change in Control
			($)
Severance benefits:
Lump sum payment(1)	3,272,483	—	3,718,310
Healthcare benefits	13,007	—	19,511
Acceleration of equity awards:
Market value of equity vesting on termination(2)	21,052,880	21,052,880	21,052,880
280G tax gross-up(3)	—	—	—
Total Payment	24,338,370	21,052,880	24,790,701
(1)Includes $1,022,121 of accrued but untaken vacation. In the event of a voluntary termination, termination for cause, non-renewal of her employment agreement or termination due to death or disability effective December 29, 2023, Dr. Mates would be entitled to accrued vacation of $1,022,121.
(2)The value of the acceleration of equity awards is based on the closing price of $71.62 per share on December 29, 2023, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Amounts do not include unvested stock options with exercise prices equal to or greater than $71.62 or any value associated with vested stock options. Information about stock options and other unvested equity awards held by Dr. Mates is included in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.
(3)Based on these assumptions, Dr. Mates’ payments would not result in a tax gross-up payment to her. However, the amount of the tax gross-up, if any, that would arise would depend upon the facts and circumstances at the time of a change in control and any related employment termination.

Lawrence J. Hineline
If Mr. Hineline’s employment is terminated for any reason, he will be entitled to compensation and benefits through the last day of his employment, including accrued but untaken vacation. If his employment is terminated due to his death or disability, we will also pay him or his estate the compensation which would otherwise have been payable to him through the end of the month in which such termination occurs as well as payment for any accrued but untaken vacation. If his employment is terminated without cause by us or he terminates his employment for good reason, he will receive the following severance benefits following his employment termination, on condition that he executes a general release in our favor: (a) payment of 12 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, if any, which severance payments will be paid in one lump sum on the date the general release he executes becomes effective; (b) payment for 12 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity will become fully vested and exercisable. Mr. Hineline will also be entitled to such severance benefits if we elect not to renew his employment agreement for reasons other than death, disability or cause, but (i) such severance benefits are conditioned on Mr. Hineline executing a general release in our favor, returning all our property, and complying with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release and (ii) Mr. Hineline will not be eligible for such severance benefits if he or we wish to renew the agreement on different terms than those contained in his employment agreement. In the event of a change of control, all of his unvested equity will immediately vest. If his employment is terminated for reasons other than death or disability within three months before or 12 months following a change of control, he terminates his employment for good reason during such period, or he terminates his employment for any reason within one month following a change of control, he will be eligible for the following severance benefits following his employment termination: (a) payment of 18 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, which severance payments will be paid in one lump sum on the eighth day following the effective date of the general release; and (b) payment for 18 months of the portion of the COBRA premiums that we paid prior to his termination. In addition, we have agreed to pay a tax gross-up to Mr. Hineline if any amounts payable by us (or a successor) to him become subject to excise taxes under Sections 280G and 4999 of the Code. Such severance benefits following a change of control are payable on condition that he executes a general release in favor of us, returns all our property and complies with his post-termination obligations under his employment agreement, his proprietary information, inventions, and non-competition agreement, and his general release.

The following table sets out the estimated potential payments upon termination or a change in control for Mr. Hineline, based on the assumptions discussed above and assuming such event occurred on December 29, 2023, the last business day of 2023:

Mr. Hineline	Termination by the Company without Cause or by the Executive for Good Reason Absent a Change in Control ($)	Acceleration of Vesting upon a Change in Control without Termination ($)	Termination by the Company
(Other than for Death or
Disability) or by the Executive for Good
Reason Within 3 Months Before or
12 Months Following a Change in
Control or by Executive for any
Reason Within One Month
Following a Change in Control
			($)
Severance benefits:
Lump sum payment(1)	1,173,111	—	1,434,983
Healthcare benefits	19,864	—	29,796
Acceleration of equity awards:
Market value of equity vesting on termination(2)	6,555,711	6,555,711	6,555,711
280G tax gross-up(3)	—	—	—
Total Payment	7,748,686	6,555,711	8,020,490
(1)Includes $350,084 of accrued but untaken vacation. In the event of a voluntary termination, termination for cause, non-renewal of his employment agreement or termination due to death or disability effective December 29, 2023, Mr. Hineline would be entitled to accrued vacation of $350,084.
(2)The value of the acceleration of equity awards is based on the closing price of $71.62 per share on December 29, 2023, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Amounts do not include unvested stock options with exercise prices equal to or greater than $71.62 or any value associated with vested stock options. Information about stock options and other unvested equity awards held by Mr. Hineline is included in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.
(3)Based on these assumptions, Mr. Hineline’s payments would not result in a tax gross-up payment to him. However, the amount of the tax gross-up, if any, that would arise would depend upon the facts and circumstances at the time of a change in control and any related employment termination.

Michael I. Halstead
If Mr. Halstead’s employment is terminated for any reason, he will be entitled to compensation and benefits through the last day of his employment, including accrued but untaken vacation. If his employment is terminated due to his death or disability, we will also pay him or his estate the compensation which would otherwise have been payable to him through the end of the month in which such termination occurs as well as payment for any accrued but untaken vacation. If his employment is terminated without cause by us or he terminates his employment for good reason, he will receive the following severance benefits following his employment termination, on condition that he executes a general release in our favor, returns all our property, and complies with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release: (a) payment of 12 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, if any, which severance payments will be paid in one lump sum on the date the general release he executes becomes effective; (b) payment for 12 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity grants will immediately vest. Mr. Halstead will also be entitled to such severance benefits if we elect not to renew his employment agreement for reasons other than death, disability or cause, but (i) such severance benefits are conditioned on Mr. Halstead executing a general release in our favor, returning all our property, and complying with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release and (ii) Mr. Halstead will not be eligible for such severance benefits if he or we wish to renew the agreement on different terms than those contained in his employment agreement. If his employment is terminated for reasons other than death or disability within three months before or 12 months following a change of control, or he terminates his employment for good reason during such period, he will be eligible for the following severance benefits following his employment termination: (a) payment of 18 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, which severance payments will be paid in one lump sum on the eighth day following the effective date of the general release; (b) payment for 18 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity grants will immediately vest. Such severance benefits following a change of control are payable on condition that he executes a general release in favor of us, returns all our property and complies with his post-termination obligations under his employment agreement, his proprietary information, inventions, and non-competition agreement, and his general release.
The following table sets out the estimated potential payments upon termination or a change in control for Mr. Halstead, based on the assumptions discussed above and assuming such event occurred on December 29, 2023, the last business day of 2023:

Mr. Halstead	Termination by the Company without Cause or by the Executive for Good Reason Absent a Change in Control ($)	Acceleration of Vesting upon a Change in Control without Termination ($)	Termination by the Company (Other than for Death or Disability) or by the Executive for Good Reason Within 3 Months Before or 12 Months Following a Change in Control ($)
Severance benefits:
Lump sum payment(1)	1,195,062	—	1,484,398
Healthcare benefits	39,599	—	59,398
Acceleration of equity awards:
Market value of equity vesting on termination(2)	7,086,020	—	7,086,020
Total Payment	8,320,681	—	8,629,816
(1)Includes $203,051 of accrued but untaken vacation. In the event of a voluntary termination, termination for cause, non-renewal of his employment agreement or termination due to death or disability effective December 29, 2023, Mr. Halstead would be entitled to accrued vacation of $203,051.

(2)The value of the acceleration of equity awards is based on the closing price of $71.62 per share on December 29, 2023, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Amounts do not include unvested stock options with exercise prices equal to or greater than $71.62 or any value associated with vested stock options. Information about stock options and other unvested equity awards held by Mr. Halstead is included in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.
Suresh Durgam, M.D.
If Dr. Durgam’s employment is terminated for any reason, he will be entitled to compensation and benefits through the last day of his employment, including accrued but untaken vacation. If his employment is terminated due to his death or disability, we will also pay him or his estate the compensation which would otherwise have been payable to him through the end of the month in which such termination occurs as well as payment for any accrued but untaken vacation. If his employment is terminated without cause by us or he terminates his employment for good reason, he will receive the following severance benefits following his employment termination, on condition that he executes a general release in our favor, returns all our property, and complies with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release: (a) payment of 12 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, if any, which severance payments will be paid in one lump sum on the date the general release he executes becomes effective; (b) payment for 12 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity grants will immediately vest. Dr. Durgam will also be entitled to such severance benefits if we elect not to renew his employment agreement for reasons other than death, disability or cause, but (i) such severance benefits are conditioned on Dr. Durgam executing a general release in our favor, returning all our property, and complying with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release and (ii) Dr. Durgam will not be eligible for such severance benefits if he or we wish to renew the agreement on different terms than those contained in his employment agreement. If his employment is terminated for reasons other than death or disability within three months before or 12 months following a change of control, or he terminates his employment for good reason during such period, he will be eligible for the following severance benefits following his employment termination: (a) payment of 18 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, which severance payments will be paid in one lump sum on the eighth day following the effective date of the general release; (b) payment for 18 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity grants will immediately vest. Such severance benefits following a change of control are payable on condition that he executes a general release in favor of us, returns all our property and complies with his post-termination obligations under his employment agreement, his proprietary information, inventions, and non-competition agreement, and his general release.

The following table sets out the estimated potential payments upon termination or a change in control for Dr. Durgam, based on the assumptions discussed above and assuming such event occurred on December 29, 2023, the last business day of 2023:

Dr. Durgam	Termination by the Company without Cause or by the Executive for Good Reason Absent a Change in Control ($)	Acceleration of Vesting upon a Change in Control without Termination ($)	Termination by the Company (Other than for Death or Disability) or by the Executive for Good Reason Within 3 Months Before or 12 Months Following a Change in Control ($)
Severance benefits:
Lump sum payment(1)	1,137,873	—	1,422,765
Healthcare benefits	9,716	—	14,574
Acceleration of equity awards:
Market value of equity vesting on termination(2)	7,086,020	—	7,086,020
Total Payment	8,233,609	—	8,523,359
(1)Includes $161,100 of accrued but untaken vacation. In the event of a voluntary termination, termination for cause, non-renewal of his employment agreement or termination due to death or disability effective December 29, 2023, Dr. Durgam would be entitled to accrued vacation of $161,100.
(2)The value of the acceleration of equity awards is based on the closing price of $71.62 per share on December 29, 2023, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Amounts do not include unvested stock options with exercise prices equal to or greater than $71.62 or any value associated with vested stock options. Information about stock options and other unvested equity awards held by Dr. Durgam is included in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.

Mark Neumann
If Mr. Neumann’s employment is terminated for any reason, he will be entitled to compensation and benefits through the last day of his employment, including accrued but untaken vacation. If his employment is terminated due to his death or disability, we will also pay him or his estate the compensation which would otherwise have been payable to him through the end of the month in which such termination occurs as well as payment for any accrued but untaken vacation. If his employment is terminated without cause by us or he terminates his employment for good reason, he will receive the following severance benefits following his employment termination, on condition that he executes a general release in our favor, returns all our property, and complies with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release: (a) payment of 12 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, if any, which severance payments will be paid in one lump sum on the date the general release he executes becomes effective; (b) payment for 12 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity grants will immediately vest. Mr. Neumann will also be entitled to such severance benefits if we elect not to renew his employment agreement for reasons other than death, disability or cause, but (i) such severance benefits are conditioned on Mr. Neumann executing a general release in our favor, returning all our property, and complying with his employment agreement, proprietary information, inventions, and non-competition agreement, and the general release and (ii) Mr. Neumann will not be eligible for such severance benefits if he or we wish to renew the agreement on different terms than those contained in his employment agreement. If his employment is terminated for reasons other than death or disability within three months before or 12 months following a change of control, or he terminates his employment for good reason during such period, he will be eligible for the following severance benefits following his employment termination: (a) payment of 18 months of his then current base salary and the pro rata portion of an amount equal to the bonus he was awarded for the previous year, which severance payments will be paid in one lump sum on the eighth day following the effective date of the general release; (b) payment for 18 months of the portion of the COBRA premiums that we paid prior to his termination; and (c) all of his unvested equity grants will immediately vest. Such severance benefits following a change of control are payable on condition that he executes a general release in favor of us, returns all our property and complies with his post-termination obligations under his employment agreement, his proprietary information, inventions, and non-competition agreement, and his general release.
The following table sets out the estimated potential payments upon termination or a change in control for Mr. Neumann, based on the assumptions discussed above and assuming such event occurred on December 29, 2023, the last business day of 2023:

Mr. Neumann	Termination by the Company without Cause or by the Executive for Good Reason Absent a Change in Control ($)	Acceleration of Vesting upon a Change in Control without Termination ($)	Termination by the Company (Other than for Death or Disability) or by the Executive for Good Reason Within 3 Months Before or 12 Months Following a Change in Control ($)
Severance benefits:
Lump sum payment(1)	1,111,803	—	1,405,038
Healthcare benefits	26,651	—	39,976
Acceleration of equity awards:
Market value of equity vesting on termination(2)	7,086,020	—	7,086,020
Total Payment	8,224,474	—	8,531,034
(1)Includes $106,424 of accrued but untaken vacation. In the event of a voluntary termination, termination for cause, non-renewal of his employment agreement or termination due to death or disability effective December 29, 2023, Mr. Neumann would be entitled to accrued vacation of $106,424.
(2)The value of the acceleration of equity awards is based on the closing price of $71.62 per share on December 29, 2023, minus, in the case of stock options, the exercise price of the unvested stock option shares subject to acceleration. Amounts do not include unvested stock options with exercise prices equal to or greater than $71.62 or any value associated with vested stock options. Information about stock options and other unvested equity awards held by Mr. Neumann is included in the “Outstanding Equity Awards at 2023 Fiscal Year-End” table.

For purposes of severance payments, “good reason” is defined as the executive resigning after the occurrence of one of the following events without the executive’s written consent:
•the assignment to the executive of any duties or responsibilities which result in the material diminution of the executive’s position;
• a reduction by the Company in the executive’s annual base salary of 5% or greater;
•a material change in the geographic location at which the executive is required to perform services; or
•material breach by the Company of any material provision of the executive’s employment agreement.
The executive must provide us with written notice within 60 days after the occurrence of a good reason event, and we have 30 days to correct the event after receipt of the notice.
For purposes of severance payments, “cause” is defined as a termination by us after the occurrence of one of the following events:
•a good faith finding by the Company that the executive has engaged in gross negligence or gross misconduct that is materially injurious to the Company;
•the executive’s conviction of a felony or crime involving fraud or embezzlement of Company property;
•the executive’s material breach of the executive’s employment agreement which, if curable, has not been cured by the executive within 60 days after he or she receives written notice from the Company stating with reasonable specificity the nature of the breach;
•material breach of fiduciary duty; or
•refusal to follow or implement a clear and reasonable directive of our board of directors as a whole, provided that such directive is ethical and legal and which refusal, if curable, has not been cured by the executive within 60 days after she or he receives written notice from the Company stating with reasonable specificity the nature of such refusal.
For purposes of severance payments, the determination of “disability” will occur when the executive is unable due to a physical or mental condition to perform the essential functions of his or her position with or without reasonable accommodation for 90 consecutive days, or 180 days in the aggregate whether or not consecutive, during any 360-day period, or based on the written certification by a licensed physician of the likely continuation of such condition for such period.
For purposes of severance payments, a “change in control” means:
•a sale, lease or other disposition of all or substantially all of the assets of the Company;
•a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than 50% of the outstanding voting power of the surviving entity (and its parent) following the consolidation, merger or reorganization; or
•any transaction (or series of related transactions involving a person or entity, or a group of affiliated persons or entities) in which in excess of 50% of the Company’s outstanding voting power is transferred.
Notwithstanding the foregoing, a “change in control” will not be deemed to occur on account of the sale or acquisition of the Company’s capital stock by institutional investors or venture capital firms for the primary purpose of obtaining financing for the Company.

Pay Ratio Disclosure
The following is a reasonable estimate, prepared under SEC rules, of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our other employees. To determine our population of employees, we included all employees as of December 31, 2023. We determined our median employee from our employee population by aggregating each employee’s 2023 base salary, annual bonus paid for 2023 performance, stock-based compensation granted in 2023 (based on the grant date fair value) and other payments made in 2023 (including 401(k) employer match and group term life benefits). We annualized the compensation of employees who joined the Company during 2023. The annual total compensation of our median employee (other than the Chief Executive Officer) for 2023 was $217,585. As disclosed in the Summary Compensation Table appearing on page 38, our Chief Executive Officer’s annual total compensation for 2023 was $10,086,413. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was approximately 46 to 1. Given the different methodologies that public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies. Neither the compensation committee nor our management used our pay ratio in making compensation decisions.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. Our compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO¹ ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs¹ ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on4:		Net Income ($ Millions)	One-Year Relative TSR Percentile Rank[5]
					Total Shareholder Return ("TSR") ($)	Peer Group TSR ($)
2023	10,086,413	16,548,283	3,485,386	5,611,835	208.74	118.87	(140)	72nd
2022	9,232,857	8,312,295	3,291,059	2,902,747	154.24	113.65	(256)	84th
2021	7,245,943	14,563,602	2,700,382	5,475,909	152.55	126.45	(284)	93rd
2020	5,475,679	5,181,113	2,252,179	569,206	92.68	126.42	(227)	67th
1.Sharon Mates, Ph.D. was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021 - 2023
Lawrence J. Hineline	Lawrence J. Hineline
Michael I. Halstead	Michael I. Halstead
Mark Neumann	Mark Neumann
Suresh Durgam, M.D.	Suresh Durgam, M.D.
Andrew Satlin, M.D.
2.The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
3.Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the

Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2023	10,086,413	(7,749,984)	14,211,854	16,548,283
2022	9,232,857	(6,999,988)	6,079,426	8,312,295
2021	7,245,943	(4,999,990)	12,317,649	14,563,602
2020	5,475,679	(3,999,992)	3,705,426	5,181,113

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	3,485,386	(2,499,998)	4,626,447	5,611,835
2022	3,291,059	(2,349,964)	1,961,652	2,902,747
2021	2,700,382	(1,724,976)	4,500,503	5,475,909
2020	2,252,179	(1,499,977)	(182,996)	569,206
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total—Inclusion of Equity Values for PEO ($)
2023	12,219,575	3,026,927	—	(1,034,648)	—	14,211,854
2022	6,607,436	153,141	—	(681,151)	—	6,079,426
2021	7,275,274	4,673,231	—	369,144	—	12,317,649
2020	5,498,811	(836,214)	—	(957,171)	—	3,705,426

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total— Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	3,941,819	1,027,471	—	(342,843)	—	4,626,447
2022	2,218,186	52,410	—	(308,944)	—	1,961,652
2021	2,509,945	1,816,432	—	174,126	—	4,500,503
2020	1,612,794	(286,679)	—	(506,237)	(1,002,874)	(182,996)

4.The Peer Group TSR set forth in this table utilizes the Nasdaq Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Nasdaq Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
5.SEC rules require us to designate a “Company-Selected Measure” that in our assessment represents the most important financial performance measure used by us to link the Compensation Actually Paid to our PEO and Non-PEO NEOs, for the most recently completed fiscal year, to the Company’s performance. We have selected the percentile rank of the Company’s one-year TSR relative to the one-year TSR of companies in the Nasdaq Biotechnology Index as this measure for 2023. We use three-year relative TSR as a PRSU performance measure to link compensation actually paid to our executives to Company performance. We include one-year relative TSR in this table because (i) this performance measure impacts the three overlapping PRSU performance cycles that are outstanding each year and (ii) the SEC’s guidance precludes using multi-year performance measurement periods for the performance measures in this table. This performance measure may not have been the most important financial performance measure in prior years, and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years, as well as the Nasdaq Biotechnology Index cumulative TSR over the same period.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
18
16
14
12
10
8
6
4
2
0
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR (12/31/2019 indexed to $100)
100.00
100.00
126.42
92.68
152.55
126.45
154.24
113.65
208.74
118.87
5.2
0.6
14.6
5.5
8.3
2.9
16.5
5.6
2019
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Intra-Cellular Therapies, Inc. TSR
Nasdaq Biotechnology Index TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Net Income

Compensation Actually Paid ($ Millions)
18
15
12
9
6
3
0
(3)
(6)
(9)
(12)
(15)
5.2
0.6
14.6
5.5
8.3
2.9
16.5
5.6
300.0
150.0
0.0
-150.0
-300.0
Net Income ($ Millions)
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Intra-Cellular Therapies, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and One-Year Relative TSR Percentile Rank
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our One-Year Relative TSR Percentile Rank during the four most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus One-Year Relative TSR Percentile Rank
Compensation Actually Paid ($ Millions)
16
14
12
10
8
6
4
2
0
Relative TSR (Percentile Rank)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
67%
93%
84%
72%
5.2
0.6
14.6
5.5
8.3
2.9
16.5
5.6
2020
2021
2022
2023
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
One-Year Relative TSR Percentile Rank

Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table presents the financial and non-financial performance measures that the Company used to link Compensation Actually Paid to our PEO and Non-PEO NEOs for 2023 to Company performance. The measures in this table are not ranked.

One-Year Relative TSR Percentile Rank
Net Product Revenue
Clinical Performance Milestones
Director Compensation
The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2023 to each of our directors, other than Dr. Mates who does not receive compensation for her service as a director.

Name	Fees Earned or Paid in Cash(1) ($)	Option Awards(2) ($)	Stock Awards(2) ($)	Total ($)
Joel S. Marcus(3)	73,393	299,985	99,959	473,337
Rory Riggs(4)	70,563	299,985	99,959	470,507
E. Rene Salas(5)	61,357	299,985	99,959	461,301
Robert L. Van Nostrand(6)	107,639	299,985	99,959	507,583
(1)These amounts represent the amount of cash fees that each non-employee director elected to receive as fully vested shares of common stock as described below under “—Director Compensation Policy,” except that Mr. Van Nostrand elected to receive $21,439 and Mr. Riggs elected to receive $70,563 of their cash fees as fully vested shares of common stock and the remainder of such fees in cash and Mr. Marcus and Mr. Salas elected to receive all of their fees in cash.
(2)These amounts represent the aggregate grant date fair value for option awards and stock awards granted to our directors, computed in accordance with FASB ASC Topic 718. See Note 8 to our audited financial statements for the fiscal year ended December 31, 2023 included in our Annual Report on Form 10-K for the year ended December 31, 2023 for details as to the assumptions used to calculate the fair value of the option awards and stock awards.
(3)As of December 31, 2023, Mr. Marcus held options to purchase 43,766 shares of our common stock, of which options to purchase 36,757 shares were vested. He also held 1,567 restricted stock units as of December 31, 2023.
(4)As of December 31, 2023, Mr. Riggs held options to purchase 143,766 shares of our common stock, of which options to purchase 136,757 shares were vested. He also held 1,567 restricted stock units as of December 31, 2023.
(5)As of December 31, 2023, Mr. Salas held options to purchase 43,766 shares of our common stock, 36,757 of which were vested. He also held 1,567 restricted stock units as of December 31, 2023.
(6)As of December 31, 2023, Mr. Van Nostrand held options to purchase 163,766 shares of our common stock, of which options to purchase 156,757 shares were vested. He also held 1,567 restricted stock units as of December 31, 2023.
Director Compensation Policy
In June 2014, our board of directors adopted the non-employee director compensation policy, or our director compensation policy, which was amended in March 2016, December 2017, June 2018, February 2020, June 2021, May 2022 and April 2023. The policy is designed to seek to ensure that the compensation aligns our non-employee directors’ interests with the long-term interests of our stockholders, that the structure of the compensation is simple, transparent and easy for stockholders to understand and that our non-employee directors are fairly compensated. Directors who are also our employees, such as Dr. Mates, will not receive additional compensation for their services as directors.

As previously disclosed, on July 8, 2022, a purported shareholder derivative complaint was filed in the Supreme Court for the State of New York against the directors serving on our board of directors and the Company as a nominal defendant alleging breach of fiduciary duty and unjust enrichment alleging that compensation awarded to the director defendants for service on the board of directors was excessive. On March 6, 2023, the parties filed a stipulation of settlement, or the Stipulation. The Stipulation does not require any damages payments or disgorgement by defendants or the Company. The Stipulation provides that, going forward, the board of directors will amend its compensation policies for non-employee directors, including, among other things, by capping annual equity compensation at the 75th percentile of the annual equity grants for a peer group of companies. Subject to the terms and conditions of the Stipulation and final approval of the Court, the Company and/or its insurance carriers have agreed to pay up to $375,000 in attorneys’ fees to plaintiff’s counsel. On April 12, 2023, the court granted preliminary approval of the settlement and set a hearing date of July 17, 2023 to consider final approval of the Stipulation, and approved the Stipulation on July 18, 2023. The amendments to the director compensation policy in April 2023 described below were made to effect the terms of the Stipulation.
Pursuant to our director compensation policy as amended in April 2023, in each year of a non-employee director’s tenure, the director is granted (i) a non-qualified stock option to purchase the number of shares of our common stock having an aggregate grant date fair value of $675,000, valued based on a Black-Scholes valuation method, (ii) an RSU for the number of shares of our common stock having an aggregate grant date fair value of $675,000, valued based on the closing price of our common stock on The Nasdaq Global Select Market, each year on or about the date of our annual meeting of stockholders, or (iii) a stock option and an RSU which have a combined aggregate grant date fair value of $675,000 calculated as described above, provided that such annual equity grants will be made solely in the form of RSUs no later than the 2027 annual meeting of stockholders, and provided further that such annual equity grants will not exceed the 75th percentile of the total annual equity awards for our peer group, based on the total grant date fair value of the equity awards.
Pursuant to our director compensation policy as amended in April 2023, on or about the date of the initial election or appointment to the board of directors, new non-employee directors are granted (i) a non-qualified stock option to purchase the number of shares of our common stock having an aggregate grant date fair value of $1,000,000, valued based on a Black-Scholes valuation method, (ii) an RSU for the number of shares of our common stock having an aggregate grant date fair value of $1,000,000, valued based on the closing price of our common stock on The Nasdaq Global Select Market, or (iii) a stock option and an RSU which have a combined aggregate grant date fair value of $1,000,000 calculated as described above, provided that any such initial non-employee director equity grants made on or after January 1, 2027 will be made solely in the form of RSUs, and provided further that such initial non-employee director equity grants will not exceed 1.75 times the most recent annual equity grant made to our non-employee directors, based on the total grant date fair value of the equity awards.
Further, pursuant to our director compensation policy as amended in April 2023, we will not grant annual equity awards to non-employee directors on the same date that we grant annual equity awards to our executive officers, and we will make any final deliberations or voting on the compensation of the non-employee directors at a different board of directors or committee meeting than any final deliberations or voting on the compensation of our executive officers.
All annual and initial stock option grants to our non-employee directors under the director compensation policy fully vest on the one year anniversary of the grant date and fully vest immediately prior to a change of control, as defined in our director compensation policy.
Pursuant to our current director compensation policy, as further amended in April 2024, each non-employee director is paid an annual retainer of $50,000, or $80,000 in the case of the chairperson or lead independent director, as applicable, for their services. Our committee members receive additional annual retainers as follows:

Committee	Chairman	Member
Audit Committee	$25,000	$12,000
Compensation Committee	20,000	10,000
Nominating and Governance Committee	12,750	5,000

Cash fees payable to our non-employee directors are paid quarterly. Upon the initial election or appointment to the board of directors, new non-employee directors receive a pro rata portion of his or her cash fee for the quarter in which he or she was first elected or appointed. In lieu of all or a portion of the annual cash fees, each non-employee director may elect to receive fully-vested shares of common stock or a fully-vested non-qualified stock option under the 2018 Plan for the equivalent value of the cash fees due. The number of shares of fully-vested common stock will be calculated by dividing the cash fees by the fair market value of our common stock as determined under the 2018 Plan on the last business day of the applicable fiscal quarter. The number of shares of common stock underlying the stock option will be calculated by determining the number of shares that is equivalent to the cash fees due as determined using the Black-Scholes value applicable to our stock option grants calculated on the last business day of the applicable fiscal quarter.
We have reimbursed and will continue to reimburse our non-employee directors for their reasonable expenses incurred in attending meetings of our board of directors and committees of the board of directors and in connection with other business related to our board of directors.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
Equity compensation plans approved by security holders	6,099,425	(1)	$28.22	(2)	2,821,674	(3)
Equity compensation plans not approved by security holders	1,271	(4)	15.81	(2)	744,284	(5)
Total	6,100,696		$28.22	(2)	3,565,958
(1)Consists of options to purchase 4,238,711 shares of common stock outstanding under the 2018 Plan, and 1,860,714 shares of common stock subject to RSUs outstanding under the 2018 Plan as of December 31, 2023.
(2)Reflects the weighted-average exercise price of options to purchase common stock outstanding as of December 31, 2023.
(3)Consists of 2,821,674 shares of common stock reserved under the 2018 Plan as of December 31, 2023.
(4)Consists of options to purchase 1,271 shares of common stock outstanding under the 2019 Inducement Award Plan as of December 31, 2023. In December 2019, the Company adopted the 2019 Inducement Award Plan for the grant of equity awards of up to 1,000,000 shares of common stock to newly hired employees under Rule 5635(c)(4) of the Nasdaq Listing Rules.
(5)Consists of shares of common stock reserved under our 2019 Inducement Award Plan as of December 31, 2023. The 2019 Inducement Award Plan was terminated in April 2024, so no future awards may be granted under the 2019 Inducement Award Plan. Options granted under the 2019 Inducement Award Plan remain outstanding in accordance with their terms.

REPORT OF AUDIT COMMITTEE
The audit committee of the board of directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market, has furnished the following report:
The audit committee assists the board of directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the board of directors, which is available on our website at https://ir.intracellulartherapies.com/corporate-governance. This committee reviews and reassesses its charter annually and recommends any changes to the board of directors for approval. The audit committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP, our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year 2023, the audit committee took the following actions:
•Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023 with management and Ernst & Young LLP;
•Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301—Communications with Audit Committees; and
•Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the audit committee and the audit committee further discussed with Ernst & Young LLP their independence. The audit committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
Based on the audit committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

Members of the Audit Committee

Robert L. Van Nostrand, Chair
Rory B. Riggs
E. Rene Salas

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
In addition to the director and executive officer compensation arrangements discussed above in “Compensation Discussion and Analysis” and “Executive Officer and Director Compensation,” since January 1, 2023, we have engaged in the following transactions in which the amount involved exceeded $120,000 and in which any director, executive officer or holder of more than 5% of our voting securities, whom we refer to as our principal stockholders, or affiliates or immediate family members of our directors, executive officers and principal stockholders, had or will have a material interest. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements, our restated certificate of incorporation, as amended, and our restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.
Lease Agreement
On March 31, 2014, we entered into a long-term lease, which was amended in 2015, with ARE-East River Science Park LLC for 16,753 square feet of useable laboratory and office space located at 430 East 29th Street, New York, New York 10016. In September 2018, we further amended the lease to obtain an additional 15,534 square feet of office space beginning October 1, 2018 and to extend the term of the lease for previously acquired space. The lease, as amended, has a term of 14.3 years ending in May 2029. Joel S. Marcus, one of our directors, is Executive Chairman and Founder of Alexandria Real Estate Equities, Inc., which is the parent company to the landlord under the lease.
Participation in Our Public Offering
On April 22, 2024, we closed an underwritten public offering of 6,849,316 shares of common stock for gross proceeds of $500.0 million, before deducting underwriting discounts and commissions and offering expenses. On April 24, 2024, we closed on the sale of an additional 1,027,397 shares of common stock pursuant to the underwriters’ option (on the same terms and conditions as the initial closing) for gross proceeds of an additional $75.0 million, before deducting underwriting discounts and commissions and offering expenses. Entities affiliated with Fidelity Investments, one of our principal stockholders, purchased an aggregate of 852,308 shares of common stock in the public offering, at the public offering price of $73.00 per share, and The Vanguard Group, Inc., one of our principal stockholders, purchased an aggregate of 375,000 shares of common stock in the public offering, at the public offering price of $73.00 per share.
Policy for Approval of Related Person Transactions
Pursuant to the written charter of our audit committee, the audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any parties related to us, including our executive officers, our directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons and any other persons whom our board of directors determines may be considered related parties under Item 404 of Regulation S-K, has or will have a direct or indirect material interest.
In reviewing and approving such transactions, the audit committee will obtain, or will direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion will be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chair of the audit committee in some circumstances. No related party transaction will be entered into prior to the completion of these procedures.

The audit committee or its chair, as the case may be, will approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as the committee or the chair determines in good faith to be necessary in accordance with principles of Delaware law generally applicable to directors of a Delaware corporation. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the audit committee will participate in any review, consideration or approval of any related party transaction with respect to which the member or any of his or her immediate family members has an interest.

PROPOSAL 1:
ELECTION OF ONE CLASS 2 DIRECTOR TO HOLD OFFICE UNTIL THE 2027 ANNUAL MEETING
On April 22, 2024, our board of directors nominated Joel S. Marcus for election at the annual meeting. The board of directors currently consists of five members, classified into three classes as follows: (1) Joel S. Marcus constitutes a class with a term ending at the 2024 annual meeting; (2) Sharon Mates, Ph.D., Rory B. Riggs and Robert L. Van Nostrand constitute a class with a term ending at the 2025 annual meeting; and (3) E. Rene Salas constitutes a class with a term ending at the 2026 annual meeting. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
The board of directors has voted to nominate Joel S. Marcus for election at the annual meeting for a term of three years to serve until the 2027 annual meeting of stockholders, and until his successor has been elected and qualified. The Class 3 directors (Sharon Mates, Ph.D., Rory B. Riggs and Robert L. Van Nostrand) and the Class 1 director (E. Rene Salas) will serve until the annual meetings of stockholders to be held in 2025 and 2026, respectively, and until their respective successors have been elected and qualified.
Unless authority to vote for the nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Joel S. Marcus as a director. In the event that the nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the board of directors may recommend in the nominee’s place. We have no reason to believe that the nominee will be unable or unwilling to serve as a director.
A plurality of the shares voted “FOR” each nominee at the annual meeting is required to elect each nominee as a director.
THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JOEL S. MARCUS AS A DIRECTOR, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2:
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE INTRA-CELLULAR THERAPIES, INC. AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN
General
Our board of directors approved an amendment and restatement of our Amended and Restated 2018 Equity Incentive
Plan, or the 2018 Plan, on April 22, 2024, subject to approval by our stockholders. Throughout this proxy statement, we refer to the 2018 Plan, as amended and restated by our board of directors on April 22, 2024, as the “Amended 2018 Plan.”
In this Proposal 2, we are seeking stockholder approval of the Amended 2018 Plan to make the following material changes to the 2018 Plan;
•The aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan is increased by 5,000,000 shares, subject to adjustment for certain changes in our capitalization.
•The aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Amended 2018 Plan is increased by 10,000,000 shares, subject to adjustment for certain changes in our capitalization.
•The 2018 Plan is scheduled to terminate on June 18, 2028. Under the Amended 2018 Plan, this termination date has been extended to April 21, 2034.
•Under the 2018 Plan, our board of directors or the compensation committee may delegate to one or more officers the authority to designate employees (other than officers) to be recipients of certain awards and the number of shares of our common stock subject to such awards. In accordance with recent amendments to the General Corporation Law of the State of Delaware, the Amended 2018 Plan expands such delegation authority, such that our board of directors or the compensation committee may delegate to one or more persons (including non-officers) or bodies the authority to designate recipients (other than officers) of awards, the number of shares of our common stock subject to such awards, and certain terms of such awards in a manner permitted by applicable law.
Currently, we maintain the 2018 Plan to grant equity awards to our employees, consultants and directors. Our board of directors terminated our 2019 Inducement Award Plan effective as of April 22, 2024 and, therefore, there are no shares of our common stock available for grant under the 2019 Inducement Award Plan.
If this Proposal 2 is approved by our stockholders, the Amended 2018 Plan will become effective as of the date of its approval by our stockholders at the annual meeting. In the event that our stockholders do not approve this Proposal 2, the Amended 2018 Plan will not become effective and the 2018 Plan will continue in its current form.
The following table provides certain information regarding our equity incentive program.

As of April 24, 2024
Total number of shares of common stock subject to outstanding stock options	3,732,290
Weighted-average exercise price per share of outstanding stock options	$29.00
Weighted-average remaining term of outstanding stock options	5.16 years
Total number of shares of common stock subject to outstanding full value awards	2,172,759
Total number of shares of common stock available for grant under the 2018 Plan (1)	1,312,179
(1) As of April 24, 2024, there were no shares of our common stock available for grant under any of our other equity incentive plans. Our board of directors terminated our 2019 Inducement Award Plan effective as of April 22, 2024 and therefore, there are no shares of our common stock available for grant under the 2019 Inducement Award Plan.

As of April 25, 2024
Total number of shares of common stock outstanding	105,570,855
Per-share closing price of common stock as reported on Nasdaq Global Select Market	$72.13
The following table shows our 3-year burn rate history. For purposes of the following table, (i) “appreciation awards” means the number of shares of our common stock subject to stock options and stock appreciation rights granted in each year and (ii) “full value awards” means the sum of the number of shares of our common stock subject to all time-based full value awards granted in each year and, where applicable, the number of shares of our common stock subject to all performance-based full value awards granted in each year.

As of December 31,	2023	2022	2021
Appreciation awards	289,084	612,945	683,597
Full value awards	1,109,622	601,055	790,497
Weighted-average number of shares of common stock outstanding	95,881,729	94,046,670	81,253,394
Burn Rate (1)	1.46%	1.29%	1.81%
(1) Burn Rate is calculated as: (shares subject to appreciation awards (as defined above for purposes of this table) + shares subject to full value awards (as defined above for purposes of this table))/weighted average number of shares of common stock outstanding.
The Amended 2018 Plan includes the following provisions:
•No Liberal Share Recycling: Shares that are withheld to satisfy any tax withholding obligation related to any stock award or for payment of the exercise price or purchase price of any stock award under the Amended 2018 Plan will not again become available for issuance under the Amended 2018 Plan.
•No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
•No Repricing Without Stockholder Approval: We may not, without stockholder approval, (i) reduce the exercise price of a stock option or stock appreciation right or (ii) exchange such stock option or stock appreciation right for a new option or stock appreciation right with a lower exercise price or for any other stock award or cash.
•No Transferability: Stock awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Plan Administrator (as defined below in "Summary of Material Features of the Amended 2018 Plan - Plan Administration").
•Minimum Vesting Requirements: The Amended 2018 Plan provides that no stock award may vest until at least 12 months following the date of grant of such stock award, except that shares up to 5% of the share reserve of the Amended 2018 Plan may be issued pursuant to awards that do not meet such vesting requirements.
•Restrictions on Dividends: The Amended 2018 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to a stock award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable stock award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to failure to vest.

Reasons for Approval of the Amended 2018 Plan
Our board of directors, the compensation committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended 2018 Plan will maintain and enhance the key policies and practices adopted by our management and board of directors to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Amended 2018 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors because the number of shares currently remaining available for issuance pursuant to future awards under the 2018 Plan (1,312,179 as of April 24, 2024) is not sufficient for future granting needs.
The Amended 2018 Plan is also being submitted to stockholders for approval at the annual meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Approval by our stockholders of the Amended 2018 Plan is also required by the listing rules of the Nasdaq Stock Market.
The following is a brief summary of the Amended 2018 Plan. This summary is qualified in its entirety by reference to the text of the Amended 2018 Plan, a copy of which is attached as Annex A to this Proxy Statement.
Summary of Material Features of the Amended 2018 Plan
Eligibility. The Amended 2018 Plan allows the Plan Administrator (as defined below) to make grants of stock options, restricted and unrestricted stock awards, restricted stock unit awards and other stock-based awards to employees, consultants and directors who, in the opinion of the Plan Administrator, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the Amended 2018 Plan. As of April 24, 2024, we (including our affiliates) had approximately 622 employees, no consultants and four non-employee directors.
Shares Available for Issuance. Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2018 Plan will not exceed the sum of (i) 16,892,915 shares (which number is the sum of (a) 4,750,000 shares that were approved at the 2018 annual meeting of stockholders, (b) 6,500,000 shares that were approved at the 2020 annual meeting of stockholders, (c) 5,000,000 newly requested shares, and (d) 642,915 shares (the number of unallocated shares that were available for grant under our Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”) as of the effective date of the 2018 Plan), plus (ii) the Prior Plan Returning Shares (as defined below), as such shares become available from time to time.
For purposes of this proposal, the term “Prior Plan Returning Shares” refers to the following shares of our common stock subject to any outstanding stock award granted under our 2003 Equity Incentive Plan (the “2003 Plan”), our 2013 Plan or our 2019 Inducement Award Plan (each, a “Prior Plan Award”): (i) any shares subject to such stock award that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to such stock award that are not issued because such stock award is settled in cash; and (iii) any shares issued pursuant to such stock award that are forfeited back to or repurchased by us because of a failure to vest.
The following shares of our common stock (collectively, the “Amended 2018 Plan Returning Shares”) will also become available again for issuance under the Amended 2018 Plan: (i) any shares subject to a stock award granted under the Amended 2018 Plan that are not issued because such stock award expires or otherwise terminates without all of the shares covered by such stock award having been issued; (ii) any shares subject to a stock award granted under the Amended 2018 Plan that are not issued because such stock award is settled in cash; and (iii) any shares issued pursuant to a stock award granted under the Amended 2018 Plan that are forfeited back to or repurchased by us because of a failure to vest.

The following shares of our common stock will not become available again for issuance under the Amended 2018 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with a stock award granted under the Amended 2018 Plan or a Prior Plan Award; (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or purchase price of a stock award granted under the Amended 2018 Plan or a Prior Plan Award; (iii) upon exercise of a stock appreciation right granted under the Amended 2018 Plan or a Prior Plan Award that is a stock appreciation right, the gross number of shares exercised; and (iv) any shares repurchased by us on the open market with the proceeds of the exercise or purchase price of a stock award granted under the Amended 2018 Plan or a Prior Plan Award.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be reduced by: (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise price that is at least 100% of the fair market value of our common stock on the date of grant (an “Appreciation Award”) granted under the Amended 2018 Plan; and (ii) 1.3 shares for each share issued pursuant to a stock award that is not an Appreciation Award (a “Full Value Award”) granted under the Amended 2018 Plan.
The number of shares of our common stock available for issuance under the Amended 2018 Plan will be increased by: (i) one share for each Prior Plan Returning Share or Amended 2018 Plan Returning Share subject to an Appreciation Award; and (ii) 1.3 shares for each Prior Plan Returning Share or Amended 2018 Plan Returning Share subject to a Full Value Award.
Minimum Vesting Requirements. Under the Amended 2018 Plan, no stock award may vest until at least 12 months following the date of grant of such stock award, except that shares constituting up to 5% of the share reserve of the Amended 2018 Plan may be issued pursuant to awards that do not meet such vesting requirements.
Dividends and Dividend Equivalents. The Amended 2018 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to a stock award; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Stock Options. Stock options granted under the Amended 2018 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or nonstatutory stock options, which are not intended to meet those requirements. Incentive stock options may only be granted to employees of the Company and its affiliates. Nonstatutory stock options may be granted to employees, directors and consultants of the Company and its affiliates. The term of each stock option may not be longer than ten years (except as noted below with respect to certain incentive stock options). The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant (except as noted below with respect to certain incentive stock options).
Award agreements for stock options include rules for exercise of the stock options after termination of service. Stock options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 18 months after termination of service on account of death or 12 months after termination of service on account of total and permanent disability, but will not be exercisable if the termination of service was due to cause.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2018 Plan will be determined by the Plan Administrator (as defined below) and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for nonstatutory stock options only); or (v) in other legal consideration approved by the Plan Administrator.
Stock options granted under the Amended 2018 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator (as defined below) at the rate specified in the stock option agreement (subject to the limitations described in “Minimum Vesting Requirements” above).

Limitations on Incentive Stock Options. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as incentive stock options are treated as nonstatutory stock options. No incentive stock option may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied: (i) the exercise price of the incentive stock option must be at least 110% of the fair market value of our common stock on the date of grant; and (ii) the term of the incentive stock option must not exceed five years from the date of grant. Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of incentive stock options under the Amended 2018 Plan is 32,500,000 shares.
Restricted Stock. Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions, as determined by the Plan Administrator (as defined below) (subject to the limitations described in “Minimum Vesting Requirements” above). If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock may be forfeited to or repurchased by us. Upon a grantee’s termination of service for any reason, any shares of restricted stock held by the grantee that have not vested as of such termination date may be forfeited to or repurchased by us.
During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and accrue dividends on the restricted shares (subject to the limitations described in “Dividends and Dividend Equivalents” above), but he or she may not sell the shares until the restrictions are lifted.
A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator (as defined below).
Restricted Stock Unit Awards. Restricted stock unit awards may be granted under the Amended 2018 Plan. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator (as defined below). A restricted stock unit award may be settled by the delivery of shares of our common stock or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the limitations described in “Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service for any reason.
Other Stock-Based Awards. The Amended 2018 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to stock appreciation rights. Our board of directors or an authorized committee may award such stock-based awards subject to such conditions and restrictions as it may determine, subject to the terms of the Amended 2018 Plan (including the limitations described in “Minimum Vesting Requirements” above). These conditions and restrictions may include continued service with us through a specified restricted period or achievement of one or more performance goals.
Plan Administration. In accordance with the terms of the Amended 2018 Plan, our board of directors has authorized our compensation committee to administer the Amended 2018 Plan. Our board of directors and our compensation committee are each considered to be a “Plan Administrator” for purposes of this proposal.

In accordance with the provisions of the Amended 2018 Plan, the Plan Administrator determines the terms of awards, including:
•which employees, directors and consultants will be granted awards;
•the types of awards to be granted;
•the number of shares subject to each award;
•the vesting provisions of each award (subject to the limitations described in "Minimum Vesting Requirements" above);
•the termination or cancellation provisions applicable to awards; and
•all other terms and conditions upon which each award may be granted in accordance with the Amended 2018 Plan.
In addition, the Plan Administrator has the authority to provide for accelerated vesting of outstanding awards and may, in its discretion, amend any term or condition of an outstanding award, provided that (i) such term or condition as amended is permitted by the Amended 2018 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made if the amendment impairs the participant’s rights, except as otherwise provided in the Amended 2018 Plan.
The Plan Administrator may also delegate to one or more persons or bodies the authority to designate recipients (other than officers) of awards, the number of shares of our common stock subject to such awards, and certain terms of such awards, in a manner permitted by applicable law (including the General Corporation Law of the State of Delaware). The persons or bodies to whom such authority is delegated may not grant an award to themselves.
Repricing; Cancellation and Re-Grant of Stock Awards. Under the Amended 2018 Plan, the Plan Administrator may not, without stockholder approval, (i) reprice any outstanding stock option or stock appreciation right by reducing the exercise price of the stock option or stock appreciation right or (ii) cancel any outstanding stock option or stock appreciation right in exchange for a replacement stock option or stock appreciation right that has a lower exercise price, or for any other stock award or cash. In addition, the Plan Administrator will not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which our common stock is listed, including any action that is treated as a repricing under generally accepted accounting principles.
Changes to Capital Structure. In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the classes and maximum number of securities subject to the Amended 2018 Plan; (ii) the classes and maximum number of securities that may be issued pursuant to the exercise of incentive stock options; (iii) the classes and number of securities and price per share of stock subject to outstanding stock awards; and (iv) performance conditions applicable to outstanding stock awards.
Corporate Transactions. The following provisions will apply to outstanding stock awards under the Amended 2018 Plan in the event of a corporate transaction (as defined in the Amended 2018 Plan and described below) unless otherwise provided in the instrument evidencing the stock award, in any other written arrangement between us or one of our affiliates and the participant, or in our director compensation policy.
In the event of a corporate transaction, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding stock awards under the Amended 2018 Plan, or may substitute similar stock awards for such outstanding stock awards (including, but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the corporate transaction), and any reacquisition or repurchase rights held by us in respect of shares issued pursuant to any outstanding stock awards under the Amended 2018 Plan may be assigned by us to the surviving or acquiring corporation (or its parent company). The terms of any such assumption, continuation or substitution will be set by the Plan Administrator.

In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards under the Amended 2018 Plan, or substitute similar stock awards for such outstanding stock awards, then with respect to any such stock awards that have not been assumed, continued or substituted and that are held by participants whose service has not terminated prior to the effective time of the corporate transaction (the “Current Participants”), the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full (and with respect to any such stock awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of the corporate transaction (contingent upon the closing or completion of the corporate transaction) as the Plan Administrator will determine (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective time of the corporate transaction), and such stock awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction in accordance with the exercise procedures determined by the Plan Administrator, and any reacquisition or repurchase rights held by us with respect to such stock awards will lapse (contingent upon the closing or completion of the corporate transaction).
In the event of a corporate transaction in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding stock awards under the Amended 2018 Plan, or substitute similar stock awards for such outstanding stock awards, then with respect to any such stock awards that have not been assumed, continued or substituted and that are held by participants other than the Current Participants, such stock awards will terminate if not exercised (if applicable) prior to the effective time of the corporate transaction in accordance with the exercise procedures determined by the Plan Administrator; provided, however, that any reacquisition or repurchase rights held by us with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the corporate transaction.
Notwithstanding the foregoing, in the event any outstanding stock award under the Amended 2018 Plan held by a participant will terminate if not exercised prior to the effective time of a corporate transaction, the Plan Administrator may provide that the participant may not exercise such stock award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable by the participant in connection with such exercise.
For purposes of the Amended 2018 Plan, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 90% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.
Amendment and Termination. The Plan Administrator will have the authority to amend or terminate the Amended 2018 Plan at any time. However, except as otherwise provided in the Amended 2018 Plan, no amendment or termination of the Amended 2018 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent. We will obtain stockholder approval of any amendment to the Amended 2018 Plan as required by applicable law and listing requirements.
Duration of Amended 2018 Plan. Unless sooner terminated by the Plan Administrator, the Amended 2018 Plan will expire by its terms on April 21, 2034.
Federal Income Tax Considerations
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2018 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2018 Plan. The Amended 2018 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Incentive Stock Options. The Amended 2018 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the participant holds a share received upon exercise of an incentive stock option for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.
If, however, a participant disposes of a share acquired upon exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an incentive stock option exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed a tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired upon exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.
Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights. Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m) Limitations. Under Section 162(m) of the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the Amended 2018 Plan will be subject to the deduction limit under Section 162(m) of the Code and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief provided by the Tax Cuts and Jobs Act. For further information regarding the deduction limit under Section 162(m) of the Code and such transition relief, please see the section entitled “Compensation Discussion and Analysis—Additional Compensation Information—Accounting and Tax Considerations.”

New Plan Benefits under Amended 2018 Plan

Name and Position	Number of Shares
Sharon Mates, Ph. D. (1)	—
Chairman and Chief Executive Officer
Lawrence J. Hineline (1)	—
Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary
Michael I. Halstead (1)	—
President
Suresh Durgam, M.D. (1)	—
Executive Vice President, Chief Medical Officer
Mark Neumann (1)	—
Executive Vice President, Chief Commercial Officer
All current executive officers as a group (1)	—
All current directors who are not executive officers as a group (2)	—
All employees, including all current officers who are not executive officers, as a group (1)	—
(1)Awards granted under the Amended 2018 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2018 Plan, and our board of directors and compensation committee have not granted any awards under the Amended 2018 Plan subject to stockholder approval of this proposal. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2018 Plan are not determinable.
(2)Awards granted under the Amended 2018 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2018 Plan, and our board of directors and compensation committee have not granted any awards under the Amended 2018 Plan subject to stockholder approval of this proposal. However, pursuant to our current compensation policy for non-employee directors, each of our current non-employee directors is eligible to receive an annual grant of the following: (i) a stock option to purchase a number of shares of our common stock having an aggregate grant date fair value of $675,000, valued based on a Black-Scholes valuation method; (ii) a restricted stock unit award for a number of shares of our common stock having an aggregate grant date fair value of $675,000, valued based on the closing price of our common stock; or (iii) a stock option to purchase a number of shares of our common stock and a restricted stock unit award for a number of shares of our common stock having a combined aggregate grant date fair value of $675,000, as valued in accordance with the foregoing; provided that the annual grant made in connection with the 2027 annual meeting of stockholders will be made solely in the form of a restricted stock unit award, and provided further that such annual grants will not exceed the 75th percentile of the total annual equity awards for our outside director compensation peer group, based on the total grant date fair value of the equity awards. On and after the date of the 2024 annual meeting of stockholders, any such awards will be granted under the Amended 2018 Plan if this proposal is approved by our stockholders, but the number of shares subject to any such awards is not determinable at this time because of the valuation methodology described above. In addition, in lieu of all or a portion of his or her annual cash fees, each non-employee director may elect to receive a stock award of fully-vested shares of our common stock or a fully-vested stock option for the equivalent value of the cash fees due. After the date of the 2024 annual meeting of stockholders, any such awards will be granted under the Amended 2018 Plan if this proposal is approved by our stockholders, but the number of shares subject to any such awards is not determinable at this time because (i) the number of shares subject to any such stock award will be calculated by dividing the cash fees by the fair market value of our common stock on the last business day of the applicable fiscal quarter and (ii) the number of shares subject to any such stock option will be calculated by determining the number of shares that is equivalent to the cash fees due as determined using the Black-Scholes value applicable to our stock option grants calculated on the last business day of the applicable fiscal quarter. For additional information regarding our current compensation policy for non-employee directors, please see "Executive Officer and Director Compensation—Director Compensation Policy" above.

Plan Benefits under 2018 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted under the 2018 Plan as of April 24, 2024.

Name and Position	Number of Shares
Sharon Mates, Ph. D.	1,069,845
Chairman and Chief Executive Officer
Lawrence J. Hineline	382,321
Senior Vice President of Finance, Chief Financial Officer, Treasurer and Assistant Secretary
Michael I. Halstead	415,577
President
Suresh Durgam, M.D.	402,217
Executive Vice President, Chief Medical Officer
Mark Neumann	506,558
Executive Vice President, Chief Commercial Officer
All current executive officers as a group	2,776,518
All current directors who are not executive officers as a group	522,011
Each nominee for election as director	87,294
Joel S. Marcus
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	7,050,588
Required Vote and Board of Directors Recommendation
The affirmative vote of a majority of the shares cast affirmatively or negatively for this proposal is required to approve the Amended 2018 Plan.
THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDED 2018 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AMENDED 2018 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee has appointed Ernst & Young LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2024. The board of directors proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal years ended December 31, 2023 and 2022. We expect that representatives of Ernst & Young LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Ernst & Young LLP, the audit committee reviewed auditor independence issues and existing commercial relationships with Ernst & Young LLP and concluded that Ernst & Young LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2024.
The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2023 and 2022, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2023	2022
Audit Fees(1)	$1,617,987	$1,388,673
Audit-Related Fees	—	—
Tax Fees(2)	$820,865	$987,869
All Other Fees	161,046	253,811
Total	$2,599,898	$2,630,353
(1)Audit fees consisted of fees billed for the audit of consolidated financial statements, reviews of interim financial statements and services in connection with our periodic and current SEC filings and registration statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide.
(2)Tax fees consist principally of assistance with matters related to federal, state, local and foreign tax consulting, compliance and reporting.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the audit committee for approval.
1.Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2.Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3.Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4.Other Fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm but these fees may include permitted advisory services and license fees associated with an accounting research tool.
Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging our independent registered public accounting firm.
The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the audit committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the audit committee will reconsider its appointment.
The affirmative vote of a majority of the votes cast affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4:
ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT
We are seeking your advisory vote as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our compensation committee or our board of directors. However, the compensation committee and the board of directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
Our overall compensation program is structured to attract, motivate and retain highly qualified executive officers by paying them competitively, consistent with our success and their contribution to that success. Our ability to excel depends on the skill, creativity, integrity and teamwork of our employees. Given the long product development cycles in our business, we believe that compensation should be structured to ensure that a portion of compensation opportunity will be related to factors that directly and indirectly influence long-term stockholder value. Our compensation philosophy has been driven by a number of factors that are closely linked with our broader strategic objectives.
Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and the board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2024 annual meeting of stockholders:
“RESOLVED, that the compensation paid to the named executive officers of Intra-Cellular Therapies, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
The affirmative vote of a majority of the votes cast affirmatively or negatively for this proposal is required to approve, on an advisory basis, this resolution.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF ETHICS AND BUSINESS CONDUCT
We have adopted a code of ethics and business conduct that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at https://ir.intracellulartherapies.com/corporate-governance. Disclosure regarding any amendments to, or waivers from, provisions of the code of ethics and business conduct that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.
OTHER MATTERS
The board of directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2025 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 1, 2025. To be considered for presentation at the 2025 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than February 14, 2025 and no later than March 16, 2025. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.
Proposals that are not received in a timely manner or in accordance with applicable law will not be voted on at the 2025 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Corporate Secretary, Intra-Cellular Therapies, Inc., 430 East 29th Street, New York, New York 10016.
New York, New York
April 29, 2024

ANNEX A
Intra-Cellular Therapies, Inc.
Amended and Restated 2018 Equity Incentive Plan
Adopted by the Board of Directors: April 25, 2018
Approved by the Stockholders: June 18, 2018
Amended and Restated by the Board of Directors: April 6, 2020
Approved by the Stockholders: May 27, 2020
Amended and Restated by the Board of Directors: April 22, 2024
[Approved by the Stockholders: June 14, 2024]
Effective Date: June 18, 2018
1.General.
(a)Successor to and Continuation of 2013 Plan. The Plan is intended as the successor to and continuation of the Intra-Cellular Therapies, Inc. Amended and Restated 2013 Equity Incentive Plan (the “2013 Plan”). Following the Effective Date, no additional awards may be granted under the 2013 Plan or the Intra-Cellular Therapies, Inc. 2003 Equity Incentive Plan (the “2003 Plan”). Following April 2, 2020, no additional awards may be granted under the Intra-Cellular Therapies, Inc. 2019 Inducement Award Plan (the “Inducement Plan,” and each of the 2013 Plan, 2003 Plan and Inducement Plan, a “Prior Plan”). Any unallocated shares remaining available for grant under the 2013 Plan as of 12:01 a.m. Eastern Time on the Effective Date (the “2013 Plan’s Available Reserve”) will cease to be available under the 2013 Plan at such time and will be added to the Share Reserve (as defined in Section 3(a)(i)) and be then immediately available for grant and issuance pursuant to Awards granted under this Plan. From and after 12:01 a.m. Eastern Time on the Effective Date, all outstanding stock awards granted under the 2013 Plan or 2003 Plan will remain subject to the terms of the 2013 Plan or 2003 Plan, as applicable, and from and after 12:01 a.m. Eastern Time on April 2, 2020, all outstanding stock awards granted under the Inducement Plan will remain subject to the terms of the Inducement Plan (and for purposes of this Plan, a “Prior Plan Award” will mean any such outstanding stock award granted under the 2013 Plan, 2003 Plan or Inducement Plan); provided, however, that the Prior Plan Returning Shares (as defined in Section 3(a)(ii)) will immediately be added to the Share Reserve (as defined in Section 3(a)(i)) as and when such shares become Prior Plan Returning Shares and will become available for grant and issuance pursuant to Awards granted under this Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Effective Date will be subject to the terms of this Plan.
(b)Eligible Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Stock Awards.
(c)Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, and (vi) Other Stock Awards.
(d)Purpose. The Plan, through the granting of Stock Awards, is intended to help the Company secure and retain the services of eligible award recipients, provides incentives for these persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2.Administration.
(a)Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)Powers of Board. The Board will have the power, subject to, and within the limitations of, the express terms of the Plan:

(i)To determine (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the terms of each Award, which need not be identical, including when the Participant will be permitted to exercise or otherwise receive Common Stock under the Award; (E) the number of shares of Common Stock subject to, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it determines necessary or expedient to make the Plan or Award fully effective.
(iii)To settle all controversies regarding the Plan and Stock Awards granted under it.
(iv)To accelerate, in whole or in part, the time at which a Stock Award may be exercised or vest, or at which shares of Common Stock may be issued.
(v)To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without the Participant’s written consent except as provided in Section 2(b)(viii).
(vi)To amend the Plan in any respect the Board determines necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and nonqualified deferred compensation under Section 409A of the Code, and/or to make the Plan or Awards granted under the Plan exempt from or compliant with the requirements for Incentive Stock Options or nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially extends the term of the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as provided in Section 9(a) relating to Capitalization Adjustments, the Board may not without stockholder approval reduce the exercise price of an Option or Stock Appreciation Right or cancel any outstanding Option or Stock Appreciation Right in exchange for a replacement option or stock appreciation right having a lower exercise or strike price, or any other Stock Award or for cash. In addition, the Board shall not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed, including any action that is treated as a repricing under generally accepted accounting principles. Except as provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii)To submit any amendment to the Plan for stockholder approval, including, without limitation, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding Incentive Stock Options or (B) Rule 16b-3.
(viii)To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, without limitation, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the affected Participant’s consent, and (B) the Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights; and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Stock Awards without the affected Participant’s consent: (A) to maintain the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if the change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix)Generally, to exercise the powers and to perform the acts the Board determines necessary or expedient to promote the best interests of the Company and that are not in conflict with the terms of the Plan or Awards.

(x)To adopt any procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States; provided, however, that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.
(c)Delegation to a Committee.
(i)General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable. Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the terms of the Plan, that the Board or the Committee adopts from time to time. The Committee may, at any time, abolish the subcommittee and revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.
(d)Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by applicable law: (i) designate recipients, other than Officers, of Awards, provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares of Common Stock subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with applicable law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value pursuant to Section 13(u)(iii).
(e)Effect of the Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(f)Minimum Vesting Requirements. No Award may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Award; provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Awards that do not meet such vesting (and, if applicable, exercisability) requirements.
(g)Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

3.Shares Subject to the Plan.
(a)Share Reserve.
(i)Subject to Section 3(a)(iv) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed (A) 16,892,915 shares (which number is the sum of (i) 4,750,000 shares that were approved at the Company’s 2018 Annual Meeting of Stockholders, (ii) 6,500,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders, (iii) 5,000,000 shares that were approved at the Company’s 2024 Annual Meeting of Stockholders, and (iv) the number of shares (642,915) subject to the 2013 Plan’s Available Reserve), plus (B) the Prior Plan Returning Shares, if any, which become available for issuance under the Plan from time to time (such aggregate number of shares described in (A) and (B), the “Share Reserve”).
(ii)For purposes of the Plan, the “Prior Plan Returning Shares” means the following shares of Common Stock subject to any Prior Plan Award: (i) any shares subject to such Prior Plan Award that are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares subject to such Prior Plan Award that are not issued because such Prior Plan Award or any portion thereof is settled in cash; and (iii) any shares issued pursuant to such Prior Plan Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(iii)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan and (B) 1.3 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan.
(iv)Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be increased by (A) one share for each Prior Plan Returning Share or 2018 Plan Returning Share (as defined in Section 3(b)(i)) subject to an Appreciation Award and (B) 1.3 shares for each Prior Plan Returning Share or 2018 Plan Returning Share subject to a Full Value Award.
(b)Reversion of Shares to the Share Reserve.
(i)Shares Available for Subsequent Issuance. The following shares of Common Stock (collectively, the “2018 Plan Returning Shares”) will become available again for issuance under the Plan: (A) any shares subject to a Stock Award that are not issued because such Stock Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Stock Award having been issued; (B) any shares subject to a Stock Award that are not issued because such Stock Award or any portion thereof is settled in cash; and (C) any shares issued pursuant to a Stock Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares.
(ii)Shares Not Available for Subsequent Issuance. Any shares reacquired or withheld (or not issued) by the Company in satisfaction of tax withholding obligations on a Stock Award or a Prior Plan Award or as consideration for the exercise or purchase price of a Stock Award or a Prior Plan Award will not again become available for issuance under the Plan. Upon exercise of SARs or any Prior Plan Award that is a stock appreciation right, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan. Any shares repurchased by the Company on the open market with the proceeds of the exercise or purchase price of a Stock Award or a Prior Plan Award will not again become available for issuance under the Plan.
(c)Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 32,500,000 shares.
(d)Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.Eligibility.
(a)Eligibility for Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” of the Company (as these terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as this term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying the Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted in connection with a corporate transaction such as a spin off transaction), or (ii) the Company, in consultation with its legal counsel, has determined that the Stock Awards are otherwise exempt from or alternatively comply with the distribution requirements of Section 409A of the Code.
(b)Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of the Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5.Options and Stock Appreciation Rights.
The Board will determine the form and the terms and conditions of each Option or SAR. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased upon the exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option, or portion of the Option, will be a Nonstatutory Stock Option. The terms of separate Options or SARs need not be identical; provided, however, that each Stock Award Agreement will conform to (through incorporation of provisions of the Plan by reference in the applicable Stock Award Agreement or otherwise) the substance of each of the following terms:
(a)Term. Subject to Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or a shorter period specified in the Stock Award Agreement.
(b)Exercise Price. Subject to Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to such Award if the Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right in connection with a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)Exercise Price for Options. The exercise price of Common Stock acquired upon the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the following methods of payment. The Board will have the authority to grant Options that permit any one or more of the following methods of payment (or to restrict the ability to use any particular method or methods) and to grant Options that require the Company’s consent to use a particular method of payment. The permitted methods of payment are:
(i)by cash, check, bank draft or money order payable to the Company;
(ii)pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock, results in the Company’s receipt of cash or check or the receipt of irrevocable instructions to pay the aggregate purchase price to the Company from the sales proceeds;
(iii)by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by a reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable after a “net exercise” to the extent that (A) shares issuable upon the exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of the exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)in any other form of legal consideration that the Board determines acceptable and specifies in the applicable Stock Award Agreement.
(d)Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the terms of the Stock Appreciation Right Agreement evidencing the SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under the SAR, and with respect to which the Participant is exercising the SAR on the applicable exercise date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, or in any other form of consideration, as the Board determines and describes in the applicable Award Agreement evidencing such SAR.
(e)Transferability of Options and SARs. The Board may, in its sole discretion, impose limitations on the transferability of Options and SARs as the Board determines. In the absence of a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any third-party financial institution without stockholder approval.
(i)Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii)), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit a transfer of the Option or SAR in a manner that is permissible under applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii)Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, the Option may be deemed to be a Nonstatutory Stock Option as a result of a transfer.
(iii)Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or its designated broker), designate a third party who, on the Participant’s death, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from the exercise. In the absence of a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from the exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that a designation would be inconsistent with applicable law.
(f)Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Board will determine whether the Option or SAR is subject to other terms and conditions on the time or times when the Award may or may not be exercised, which may be based on the satisfaction of performance goals or other criteria. The vesting terms of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Section 2(f) and any term in an Option or SAR specifying the minimum number of shares of Common Stock as to which the Option or SAR may be exercised.

(g)Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement, which period will not be less than 30 days if necessary to comply with applicable law unless the Participant’s termination is for Cause); and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the designated time frame, the Option or SAR will terminate.
(h)Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (which need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (which need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Stock Award Agreement.
(i)Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise the Option or SAR as of the date of termination of Continuous Service), but only within the period of time ending on the earlier of (i) the date 12 months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Award Agreement, which period will not be less than six months if necessary to comply with applicable law), and (ii) the expiration of the term of the Option or SAR as set forth in the Stock Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period, if any, specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise the Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (A) the date 18 months following the date of the Participant’s death (or such longer or shorter period specified in the Award Agreement, which period will not be less than six months if necessary to comply with applicable laws), and (B) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.
(k)Termination for Cause. Except as otherwise provided in the applicable Award Agreement or other agreement or other individual written agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon the Participant’s notification of a termination of Continuous Service for Cause and the Participant will be prohibited from exercising the Option or SAR from and after the time of the Participant’s notification of a termination of Continuous Service for Cause.

(l)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant (although the Award may vest prior to that date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if a non-exempt Employee dies or suffers a Disability; (ii) upon a Corporate Transaction in which the Option or SAR is not assumed, continued, or substituted; or (iii) upon the Participant’s retirement (as that term may be defined in the applicable Award Agreement in another agreement between the Participant and the Company or an Affiliate, or, if no definition exists, in accordance with the Company’s then-current employment policies and guidelines), the vested portion of any Option and SAR held by the Employee may be exercised earlier than six months following the date of grant. This Section 5(l) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under an Option or SAR will be exempt from the employee’s regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act, to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, this Section 5(l) will apply to all Stock Awards and is incorporated by reference into the applicable Stock Award Agreements.
6.Stock Awards Other Than Options and SARs.
(a)Restricted Stock Awards. The Board will determine the form and terms and conditions of each Restricted Stock Agreement. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (ii) evidenced by a certificate, which certificate will be held in the form and manner the Board determines. The terms and conditions of Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical. Each Restricted Stock Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following terms:
(i)Consideration. A Restricted Stock Award may be granted in consideration for (A) cash, check, bank draft or money order payable to the Company; (B) past services to the Company or an Affiliate; or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(f), shares of Common Stock granted under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule determined by the Board.
(iii)Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive, through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv)Transferability. Shares of Common Stock granted to a Participant under a Restricted Stock Award Agreement will be transferable by the Participant only upon the terms and conditions as the Board will determine, in its sole discretion, and described in the Restricted Stock Award Agreement, so long as the shares of Common Stock granted under the Restricted Stock Award Agreement remain subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any third-party financial institution without stockholder approval.
(b)Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)Vesting. Subject to Section 2(f), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c)Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, the Common Stock may be granted either alone or in addition to other Stock Awards granted under Section 5 and this Section 6. Subject to the terms of the Plan (including, but not limited to, Sections 2(f) and 2(g)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which Other Stock Awards will be granted, the number of shares of Common Stock to be granted pursuant to Other Stock Awards, and all other terms and conditions of Other Stock Awards.
7.Covenants of the Company.
(a)Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b)Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any regulatory commission or agency the authority that counsel for the Company determines necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of Stock Awards unless and until such authority is obtained. A Participant will not be eligible to receive a grant of an Award or be issued shares of Common Stock pursuant to the Award if the grant or issuance would be in violation of any applicable securities law.
(c)No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise the Participant as to the time or manner of exercising any Stock Award. Further, the Company will have no duty or obligation to warn or otherwise advise the Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to any Participant.
8.Miscellaneous.
(a)Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b)Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c)Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) the Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to the Award has been entered into the books and records of the Company.
(d)No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)Change in Time Commitment. If a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares subject to any portion of the Award that is scheduled to vest or become payable after the date of the Participant’s change in time commitment, and (ii) in lieu of or in combination with a reduction, extend the vesting or payment schedule applicable to the Award. In the event of any reduction or modification of the vesting or payment schedule, the Participant will have no right with respect to any portion of the Award that is reduced or modified.
(f)Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or another limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions of the Options that exceed the limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary term of the applicable Option Agreement.
(g)Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to the requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, counsel for the Company determines that the requirement need not be met in the particular circumstances under then applicable securities laws. The Company may, upon advice of Company counsel, place legends on stock certificates issued under the Plan as Company counsel determines necessary or appropriate to comply with applicable securities laws, including, without limitations, legends restricting the transfer of the Common Stock.

(h)Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation the Company paid to the Participant) or by a combination of the following means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that the Company may not withhold shares of Common Stock with a value exceeding the maximum amount of tax required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Award as a liability for financial accounting purposes); (iii) withholding payment from any amounts otherwise payable to the Participant; or (iv) by any other method as may be described in the Award Agreement.
(i)Electronic Delivery. Any reference in the Plan to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium that the Company controls and to which the Participant has access).
(j)Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock upon the exercise, vesting or settlement of all or a portion of an Award may be deferred and may establish programs and procedures for Participants to make deferral elections. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments (including lump sum payments) following the Participant’s termination of Continuous Service, and implement any other terms and conditions consistent with the terms of the Plan and in accordance with applicable law.
(k)Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l)Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the following, as applicable: (i) the Intra-Cellular Therapies, Inc. Clawback Policy; (ii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law; and (iii) any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No clawback, recovery or recoupment of compensation pursuant to any such policy or Award Agreement will be deemed an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the classes and maximum number of securities subject to the Plan under Section 3(a), (ii) the classes and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the classes and number of securities and price per share of Common Stock subject to outstanding Stock Awards and (iv) performance conditions applicable to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement or in any other written arrangement between the Company or any Affiliate and the Participant, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of the dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the Participant is providing Continuous Service.
(c)Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award, in any other written arrangement between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company.
(i)Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Stock Awards or may substitute similar stock awards for any or all outstanding Stock Awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to any outstanding Stock Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Stock Award, to substitute a similar stock award for only a portion of an outstanding Stock Award, or to assume or continue, or substitute similar stock awards for, the outstanding Stock Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.
(ii)Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Stock Awards, or substitute similar stock awards for outstanding Stock Awards, then with respect to any such Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Stock Awards will be accelerated in full (and with respect to any such Stock Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the target level of performance) to a date prior to the effective time of the Corporate Transaction (contingent upon the closing or completion of the Corporate Transaction) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Board, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the closing or completion of the Corporate Transaction).
(iii)Stock Awards Held by Participants other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Stock Awards, or substitute similar stock awards for outstanding Stock Awards, then with respect to any such Stock Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Stock Awards will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction in accordance with the exercise procedures determined by the Board; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event any outstanding Stock Award held by a Participant will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide that the Participant may not exercise such Stock Award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of such Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by the Participant in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.
10.Plan Term; Earlier Termination or Suspension of the Plan.
The Board may suspend or terminate the Plan at any time. Unless sooner terminated by the Board, the Plan will terminate on April 21, 2034. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Termination of the Plan shall not affect any Stock Awards theretofore granted.
11.Effective Date of Plan.
The Plan will become effective on the Effective Date.
12.Choice of Law.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to that state’s conflict of laws rules.
13.Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a)“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company, as these terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b)“Appreciation Award” means (i) a Prior Plan Award that is a stock option or stock appreciation right or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.
(c)“Award” means a Stock Award.
(d)“Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(e)“Board” means the Board of Directors of the Company.
(f)“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g)“Cause” will have the meaning ascribed to the term in any written agreement between the Participant and the Company or an Affiliate defining the term and, in the absence of such an agreement, the term means, with respect to a Participant, the occurrence of any of the following events: (i) the Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board or Committee, as applicable, in its sole and exclusive judgment and discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h)“Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)“Committee” means a committee of one or more Directors to whom the Board has delegated authority in accordance with Section 2(c).
(j)“Common Stock” means the common stock of the Company.
(k)“Company” means Intra-Cellular Therapies, Inc., a Delaware corporation.
(l)“Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for those services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for those services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(m)“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, the Participant’s Continuous Service will be considered to have terminated on the date the Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave; or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(n)“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(o)“Director” means a member of the Board.
(p)“Disability” means, with respect to a Participant, the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of any medical evidence the Board determines warranted under the circumstances.
(q)“Effective Date” means June 18, 2018, the effective date of the approval by the stockholders of the Company.
(r)“Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(s)“Entity” means a corporation, partnership, limited liability company or other entity.
(t)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i)If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(v)“Full Value Award” means (i) a Prior Plan Award or (ii) an Award, in each case that is not an Appreciation Award.
(w)“Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(x)“Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(y)“Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(z)“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(aa)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted under the Plan.
(ab)“Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ac)“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, any other person who holds an outstanding Option.
(ad)“Other Stock Award” means an award based in whole or in part by reference to the Common Stock that is granted pursuant to the terms and conditions of Section 6(c).
(ae)“Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(af)“Participant” means a person to whom an Award is granted under the Plan or, if applicable, any other person who holds an outstanding Award.
(ag)“Plan” means this Intra-Cellular Therapies, Inc. Amended and Restated 2018 Equity Incentive Plan.
(ah)“Restricted Stock Award” means an award of shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(a).
(ai)“Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(aj)“Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(ak)“Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(al)“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(am)“Securities Act” means the Securities Act of 1933, as amended.
(an)“Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(ao)“Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(ap)“Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, or any Other Stock Award.
(aq)“Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ar)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company; and (ii) any partnership, limited liability company or other Entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50% .
(as)“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

Intra-Cellular Therapies, Inc.

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Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominee and FOR Proposals 2, 3 and 4.

	For	Withhold
01 - Joel S. Marcus	☐	☐

	For	Against	Abstain
2. To approve the amendment and restatement of the Company's Amended and Restated 2018 Equity Incentive Plan.	☐	☐	☐
3. To ratify of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
4. To approve by an advisory vote the compensation of the Company's named executive officers, as disclosed in the proxy statement.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

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The 2024 Annual Meeting of Stockholders of Intra-Cellular Therapies, Inc. will be held on Friday, June 14, 2024 at 11:00 am ET, virtually via the internet at meetnow.global/MLNFN5Z.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Notice and Proxy Statement and Annual Report to Stockholders are available at: www.envisionreports.com/ITCI

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Intra-Cellular Therapies, Inc.

Notice of 2024 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 14, 2024

Michael I. Halstead and John P. Condon (the "Proxies"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Intra-Cellular Therapies, Inc. to be held on June 14, 2024 virtually via the internet at meetnow.global/MLNFN5Z or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Director Nominee listed in Proposal 1 and FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or at any postponement or adjournment thereof.

(Items to be voted appear on reverse side)

C Non-Voting Items

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Meeting Attendance

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